Item 77C.  Matters submitted to a vote of security holders.
----------------------------------------------------------

On September 6, 2006, a special shareholder meeting was held to approve the following items, as described in the combined Proxy Statement/Prospectus for the meeting. The votes cast at the meeting were as follows:

Columbia Marsico Mid Cap Growth Fund
     To approve an Agreement and Plan of Reorganization

                              Shares of beneficial interest being a majority of
 For:    25,070,709.095       shares at the meeting
 Against:   138,838.221       Shares of beneficial interest
 Abstain:    16,584.379       Shares of beneficial interest

Columbia Florida Intermediate Municipal Bond Fund
     To approve an Agreement and Plan of Reorganization

                             Shares of beneficial interest being a majority of
For:    19,519,124.386       shares at the meeting
Against:    57,110.268       Shares of beneficial interest
Abstain:    38,306.617       Shares of beneficial interest

Columbia Intermediate Core Bond Fund
     To approve an Agreement and Plan of Reorganization

                              Shares of beneficial interest being a majority of
For:     78,697,578.844       shares at the meeting
Against:     90,806.430       Shares of beneficial interest
Abstain:     70,092.782       Shares of beneficial interest

Columbia Municipal Income Fund
     To approve an Agreement and Plan of Reorganization

                              Shares of beneficial interest being a majority of
For:     52,212,088.577       shares at the meeting
Against:    38,613.000        Shares of beneficial interest
Abstain:    23,158.512        Shares of beneficial interest

Columbia Texas Intermediate Municipal Bond Fund
     To approve an Agreement and Plan of Reorganization

                             Shares of beneficial interest being a majority of
For:    17,447,304.650       shares at the meeting
Against:    15,849.000       Shares of beneficial interest
Abstain:     8,602.000       Shares of beneficial interest


Item 77D.  Policies with respect to security investments.
--------------------------------------------------------

Columbia Small Cap Growth Fund II
         Effective August 1, 2006, Columbia Small Cap Growth Fund II modified its principal investment strategies to state that the Columbia Small Cap Growth Master Portfolio, in which the Fund invests all of its assets, will invest at least 80% of its assets in companies whose market capitalizations are within the range of companies within the Russell 2000 Growth Index. As of April 28, 2006, the market capitalization of companies within the Russell 2000 Growth Index ranged from $33 million to $5 billion.

         Also effective August 1, 2006, Columbia Small Cap Growth Fund II modified its principal investment strategies to state that the Columbia Small Cap Growth Master Portfolio, in which the Fund invests all of its assets, may invest up to 20% of its assets in foreign securities.



Item 77E.  Legal proceedings.

On February 9, 2005, Banc of America Capital Management, LLC ("BACAP," now known as Columbia Management Advisors LLC) and BACAP Distributors, LLC ("BACAP Distributors," now known as Columbia Management Distributors, Inc.) entered into an Assurance of Discontinuance with the New York Attorney General (the "NYAG Settlement") and consented to the entry of a cease-and-desist order by the U.S. Securities and Exchange Commission (the "SEC") (the "SEC Order"). A copy of the NYAG Settlement is available as part of the Bank of America Corporation Form 8-K filing on February 10, 2005 and a copy of the SEC Order is available on the SEC's website.

Under the terms of the SEC Order, BACAP, BACAP Distributors, and their affiliate, Banc of America Securities, LLC ("BAS") agreed, among other things,
(1) to pay $250 million in disgorgement and $125 million in civil money penalties; (2) to cease and desist from violations of the antifraud provisions and certain other provisions of the federal securities laws; (3) to undertake various remedial measures to ensure compliance with the federal securities laws related to certain mutual fund trading practices; and (4) to retain an independent consultant to review their applicable supervisory, compliance, control and other policies and procedures. The NYAG Settlement also requires, among other things, BACAP and BACAP Distributors, along with Columbia Management Advisors, Inc. and Columbia Funds Distributors, Inc., the investment advisor to and distributor of the Columbia Funds, respectively, to reduce Columbia Funds, Nations Funds and other mutual funds management fees collectively by $32 million per year for five years, for a projected total of $160 million in management fee reductions. Consistent with the terms of the settlements, the Nations Funds Boards have an independent Chairman, are comprised of at least 75% independent trustees and have engaged a senior officer with a wide range of compliance and oversight responsibilities.

Pursuant to the procedures set forth in the SEC Order, $375 million will be distributed in accordance with a distribution plan developed by an independent distribution consultant and approved by the SEC. The independent distribution consultant has been in consultation with the staff of the SEC, and has submitted a proposed plan of distribution. The SEC has not yet approved a final plan of distribution. As a result of these matters or any adverse publicity or other developments resulting from them, including lawsuits brought by shareholders of the affected Nations Funds, there may be increased redemptions or reduced sales of fund shares, which could increase transaction costs or operating expenses, or have other adverse consequences for the Nations Funds.

Civil Litigation

In connection with the events that resulted in the NYAG Settlement and SEC Order, various parties filed suits against Bank of America Corporation and certain of its affiliates, including BACAP and BACAP Distributors (collectively "BAC"), Nations Funds Trust and its Board of Trustees. On February 20, 2004, the Judicial Panel on Multidistrict Litigation transferred these cases and cases against several other mutual fund companies based on similar allegations to the United States District Court in placeStateMaryland for consolidated or coordinated pretrial proceedings (the "MDL"). Subsequently, additional related cases were transferred to the MDL. On September 29, 2004, the plaintiffs in the MDL filed amended and consolidated complaints. One of these amended complaints is a putative class action that includes claims under the federal securities laws and state common law, and that names Nations Funds Trust, the Trustees, BAC and others as defendants. Another of the amended complaints is a derivative action purportedly on behalf of the Nations Funds Trust against BAC and others that asserts claims under federal securities laws and state common law. Nations Funds Trust is a nominal defendant in this action.

On February 25, 2005, BAC and other defendants filed motions to dismiss the claims in the pending cases.

On December 15, 2005, BAC and others entered into a Stipulation of Settlement of the direct and derivative claims brought on behalf of the Nations Funds shareholders. Among other contingencies, the settlement is contingent upon a minimum threshold amount being received by the Nations Fund shareholders and/or the Nations Funds mutual funds from the previously established regulatory settlement fund. The settlement is subject to court approval. If the settlement is approved, BAC would pay settlement administration costs and fees to plaintiffs' counsel as approved by the court. The stipulation has not yet been presented to the court for approval.

Separately, a putative class action (Reinke v. Bank of America, N.A., et al.) was filed against Nations Funds Trust and others on December 16, 2004, in the United States District Court for the Eastern District of Missouri relating to the conversion of common trust funds and the investment of assets held in fiduciary accounts in the Funds. The Court granted Nations Funds Trust's motion to dismiss this action on December 16, 2005. On December 28, 2005, the same plaintiff's attorneys filed another putative class action based on the same facts (Siepel v. Bank of America, N.A., et al.) against Columbia Funds Series Trust (as successor to Nations Funds Trust) and others in the United States District Court for the Eastern District of Missouri. Nations Funds Trust filed a motion to dismiss this complaint on May 19, 2006, but the Court has not yet ruled on the motion. On February 22, 2006, another putative class action based on the same facts (Luleff v. Bank of America, N.A. et al.) was filed in the United States District Court for the Southern District of New York against Columbia Funds Series Trust, William Carmichael and others. Columbia Funds Series Trust and William Carmichael filed motions to dismiss this complaint on July 28, 2006. In response, in early September, 2006, Plaintiff filed an amended complaint. Columbia Funds Series Trust and William Carmichael filed motions to dismiss the amended complaint on October 6, 2006. In response to those motions, Plaintiffs agreed to voluntarily dismiss Columbia Funds Series Trust and William Carmichael as defendants in that action and a Stipulation of Dismissal was executed on October 25, 2006.

Separately, a putative class action - Mehta v AIG Sun America Life Assurance Company - involving fair value pricing of mutual funds was filed in Illinois State Court, subsequently removed to federal court and then transferred to the United States District Court for the District of Maryland for coordinated or consolidated handling in the MDL. AIG SunAmerica Life Assurance Company has made demand upon Nations Separate Account Trust (as successor to Nations Annuity Trust) and BACAP (as successor to Banc of America Advisors, Inc.) for indemnification pursuant to the terms of a Fund Participation Agreement. On June 1, 2006, the court granted a motion to dismiss this case because it was preempted by the Securities Litigation Uniform Standards Act. That dismissal has been appealed to the United States Court of Appeals for the Fourth Circuit.




Item 77M.  Mergers.


         On September 18, 2006, Columbia Small Cap Growth Fund II, which is a series of Columbia Funds Series Trust (the "Acquiring Fund"), acquired the assets and assumed the liabilities of Columbia Small Company Equity Fund (the "Acquired Fund"). The Acquired Fund is a series of Columbia Funds Series Trust I, and was acquired in an exchange for shares of the Acquiring Fund, pursuant to an agreement and plan of reorganization approved by both the Acquiring Fund's Board of Trustees and the Acquired Fund's shareholders and Boards of Directors/Trustees.


77O Transactions effected pursuant to Rule 10f-3
Columbia Marsico 21st Century Fund

On June 28, 2006 (Fund) Columbia Marsico 21st Century Fund purchased 139,779 par value of bonds of Aventine Renewable Energy Holdings (Securities) for a total purchase price of $6,010,497.00 from Friedman Billings Ramsey pursuant to a public offering in which Banc of America Securities acted as a participating underwriter. Banc of America Securities may be considered to be an affiliate of the Fund.

The following information was collected pursuant to Rule 10f-3 procedures adopted by the Fund's Trustees:

o The Fund's advisor, Columbia Management Advisors, LLC (Advisor) o believed that the gross underwriting spread associated with the purchase of the Securities was reasonable and fair compared to the spreads in connection with similar underwritings of similar securities being sold during a comparable period of time;

o The Securities were offered pursuant to an underwriting or similar agreement under which the underwriters were committed to purchase all of the Securities being offered;

o The issuer of the Securities has been in continuous operation for at least three years;

o The amount of Securities purchased did not exceed 25% of the amount of the offering;

o The Securities were to be purchased at not more than the public offering price no later than the first day of the offering.

Along with Banc of America Securities, the following is a list of members of the underwriting syndicate for the aforementioned Securities: Banc of America Securities LLC; Friedman Billings Ramsey; Goldman, Sachs &
Co.; BMO Capital Markets; JP Morgan; UBS Investment Bank

On May 24, 2006 Columbia Mid Cap Value Fund (Fund) purchased 81,960 par value of bonds of Mastercard Inc.(Securities) for a total purchase price of $3,196,448.00 from Goldman Sachs pursuant to a public offering in which Banc of America Securities acted as a participating underwriter. Banc of America Securities may be considered to be an affiliate of the Fund.

The following information was collected pursuant to Rule 10f-3 procedures adopted by the Fund's Trustees:

o The Fund's advisor, Columbia Management Advisors, LLC (Advisor) o believed that the gross underwriting spread associated with the purchase of the Securities was reasonable and fair compared to the spreads in connection with similar underwritings of similar securities being sold during a comparable period of time;

o The Securities were offered pursuant to an underwriting or similar agreement under which the underwriters were committed to purchase all of the Securities being offered;

o The issuer of the Securities has been in continuous operation for at least three years;

o The amount of Securities purchased did not exceed 25% of the amount of the offering;

o The Securities were to be purchased at not more than the public offering price no later than the first day of the offering.

Along with Banc of America Securities, the following is a list of members of the underwriting syndicate for the aforementioned Securities: Goldman, Sachs & Co.; Citigroup; HSBC; JP Morgan; Bear, Stearns & Co.Inc.; Harris Nesbitt; Cowen and Company; Keybanc Capital Markets; Deutsche Bank Securities; Santander Investment


On May 24, 2006 Columbia Mid Cap Value Fund (Fund) purchased 12,879 par value of bonds of Mastercard Inc. (Securities) for a total purchase price of $502,299.00 from JP Morgan pursuant to a public offering in which Banc of America Securities acted as a participating underwriter. Banc of America Securities may be considered to be an affiliate of the Fund.

The following information was collected pursuant to Rule 10f-3 procedures adopted by the Fund's Trustees:

o The Fund's advisor, Columbia Management Advisors, LLC (Advisor) o believed that the gross underwriting spread associated with the purchase of the Securities was reasonable and fair compared to the spreads in connection with similar underwritings of similar securities being sold during a comparable period of time;

o The Securities were offered pursuant to an underwriting or similar agreement under which the underwriters were committed to purchase all of the Securities being offered;

o The issuer of the Securities has been in continuous operation for at least three years;

o The amount of Securities purchased did not exceed 25% of the amount of the offering;

o The Securities were to be purchased at not more than the public offering price no later than the first day of the offering.

Along with Banc of America Securities, the following is a list of members of the underwriting syndicate for the aforementioned Securities: Goldman, Sachs & Co.; Citigroup; HSBC; JP Morgan; Bear, Stearns & Co. Inc.; Harris Nesbitt; Cowen and Company; Keybanc Capital Markets; Deutsche Bank Securities; Santander Investment


On May 24, 2006 Columbia Mid Cap Value Fund (Fund) purchased 12,879 par value of bonds of MasterCard Inc. (Securities) for a total purchase price of $502,299.00 from Bear Stearns pursuant to a public offering in which Banc of America Securities acted as a participating underwriter. Banc of America Securities may be considered to be an affiliate of the Fund.

The following information was collected pursuant to Rule 10f-3 procedures adopted by the Fund's Trustees:

o The Fund's advisor, Columbia Management Advisors, LLC (Advisor) o believed that the gross underwriting spread associated with the purchase of the Securities was reasonable and fair compared to the spreads in connection with similar underwritings of similar securities being sold during a comparable period of time;

o The Securities were offered pursuant to an underwriting or similar agreement under which the underwriters were committed to purchase all of the Securities being offered;

o The issuer of the Securities has been in continuous operation for at least three years;

o The amount of Securities purchased did not exceed 25% of the amount of the offering;

o The Securities were to be purchased at not more than the public offering price no later than the first day of the offering.

Along with Banc of America Securities, the following is a list of members of the underwriting syndicate for the aforementioned Securities: Goldman, Sachs & Co.; Citigroup; HSBC; JP Morgan; Bear, Stearns & Co. Inc.; Harris Nesbitt; Cowen and Company; Keybanc Capital Markets; Deutsche Bank Securities; Santander Investment

On May 24, 2006 Columbia Mid Cap Value Fund (Fund) purchased 12,879 par value of bonds of Mastercard Inc. (Securities) for a total purchase price of $502,299.00 from Deutsche Bank Securities pursuant to a public offering in which Banc of America Securities acted as a participating underwriter. Banc of America Securities may be considered to be an affiliate of the Fund.

The following information was collected pursuant to Rule 10f-3 procedures adopted by the Fund's Trustees:

o The Fund's advisor, Columbia Management Advisors, LLC (Advisor) o believed that the gross underwriting spread associated with the purchase of the Securities was reasonable and fair compared to the spreads in connection with similar underwritings of similar securities being sold during a comparable period of time;

o The Securities were offered pursuant to an underwriting or similar agreement under which the underwriters were committed to purchase all of the Securities being offered;

o The issuer of the Securities has been in continuous operation for at least three years;

o The amount of Securities purchased did not exceed 25% of the amount of the offering;

o The Securities were to be purchased at not more than the public offering price no later than the first day of the offering.

Along with Banc of America Securities, the following is a list of members of the underwriting syndicate for the aforementioned Securities: Goldman, Sachs & Co.; Citigroup; HSBC; JP Morgan; Bear, Stearns & Co. Inc.; Harris Nesbitt; Cowen and Company; Keybanc Capital Markets; Deutsche Bank Securities; Santander Investment


On May 24, 2006 Columbia Mid Cap Value Fund (Fund) purchased 12,897 par value of bonds of Mastercard Inc. (Securities) for a total purchase price of $502,299.00 from Credit Suisse pursuant to a public offering in which Banc of America Securities acted as a participating underwriter. Banc of America Securities may be considered to be an affiliate of the Fund.

The following information was collected pursuant to Rule 10f-3 procedures adopted by the Fund's Trustees:

o The Fund's advisor, Columbia Management Advisors, LLC (Advisor) o believed that the gross underwriting spread associated with the purchase of the Securities was reasonable and fair compared to the spreads in connection with similar underwritings of similar securities being sold during a comparable period of time;

o The Securities were offered pursuant to an underwriting or similar agreement under which the underwriters were committed to purchase all of the Securities being offered;

o The issuer of the Securities has been in continuous operation for at least three years;

o The amount of Securities purchased did not exceed 25% of the amount of the offering;

o The Securities were to be purchased at not more than the public offering price no later than the first day of the offering.

Along with Banc of America Securities, the following is a list of members of the underwriting syndicate for the aforementioned Securities: Goldman, Sachs & Co.; Citigroup; HSBC; JP Morgan; Bear, Stearns & Co. Inc.; Harris Nesbitt; Cowen and Company; Keybanc Capital Markets; Deutsche Bank Securities; Santander Investment


On May 24, 2006 Columbia Mid Cap Value Fund (Fund) purchased 12,879 par value of bonds of Mastercard Inc. (Securities) for a total purchase price of $502,299.00 from Piper Jaffrey pursuant to a public offering in which Banc of America Securities acted as a participating underwriter. Banc of America Securities may be considered to be an affiliate of the Fund.

The following information was collected pursuant to Rule 10f-3 procedures adopted by the Fund's Trustees:

o The Fund's advisor, Columbia Management Advisors, LLC (Advisor) o believed that the gross underwriting spread associated with the purchase of the Securities was reasonable and fair compared to the spreads in connection with similar underwritings of similar securities being sold during a comparable period of time;

o The Securities were offered pursuant to an underwriting or similar agreement under which the underwriters were committed to purchase all of the Securities being offered;

o The issuer of the Securities has been in continuous operation for at least three years;

o The amount of Securities purchased did not exceed 25% of the amount of the offering;

o The Securities were to be purchased at not more than the public offering price no later than the first day of the offering.

Along with Banc of America Securities, the following is a list of members of the underwriting syndicate for the aforementioned Securities: Goldman, Sachs & Co.; Citigroup; HSBC; JP Morgan; Bear, Stearns & Co. Inc.; Harris Nesbitt; Cowen and Company; Keybanc Capital Markets; Deutsche Bank Securities; Santander Investment

On May 24, 2006 Columbia Mid Cap Value Fund (Fund) purchased 87,815 par value of bonds of Mastercard Inc. (Securities) for a total purchase price of $3,424,766.00 from Keybanc Capital Markets pursuant to a public offering in which Banc of America Securities acted as a participating underwriter. Banc of America Securities may be considered to be an affiliate of the Fund.

The following information was collected pursuant to Rule 10f-3 procedures adopted by the Fund's Trustees:

o The Fund's advisor, Columbia Management Advisors, LLC (Advisor) o believed that the gross underwriting spread associated with the purchase of the Securities was reasonable and fair compared to the spreads in connection with similar underwritings of similar securities being sold during a comparable period of time;

o The Securities were offered pursuant to an underwriting or similar agreement under which the underwriters were committed to purchase all of the Securities being offered;

o The issuer of the Securities has been in continuous operation for at least three years;

o The amount of Securities purchased did not exceed 25% of the amount of the offering;

o The Securities were to be purchased at not more than the public offering price no later than the first day of the offering.

Along with Banc of America Securities, the following is a list of members of the underwriting syndicate for the aforementioned Securities: Goldman, Sachs & Co.; Citigroup; HSBC; JP Morgan; Bear, Stearns & Co. Inc.; Harris Nesbitt; Cowen and Company; Keybanc Capital Markets; Deutsche Bank Securities; Santander Investment


On May 24, 2006 Columbia Large Cap Value Fund (Fund) purchased 57,891 par value of bonds of Mastercard Inc.(Securities) for a total purchase price of $2,257,737.00 from Goldman Sachs pursuant to a public offering in which Banc of America Securities acted as a participating underwriter. Banc of America Securities may be considered to be an affiliate of the Fund.

The following information was collected pursuant to Rule 10f-3 procedures adopted by the Fund's Trustees:

o The Fund's advisor, Columbia Management Advisors, LLC (Advisor) o believed that the gross underwriting spread associated with the purchase of the Securities was reasonable and fair compared to the spreads in connection with similar underwritings of similar securities being sold during a comparable period of time;

o The Securities were offered pursuant to an underwriting or similar agreement under which the underwriters were committed to purchase all of the Securities being offered;

o The issuer of the Securities has been in continuous operation for at least three years;

o The amount of Securities purchased did not exceed 25% of the amount of the offering;

o The Securities were to be purchased at not more than the public offering price no later than the first day of the offering.

Along with Banc of America Securities, the following is a list of members of the underwriting syndicate for the aforementioned Securities: Goldman, Sachs & Co.; Citigroup; HSBC; JP Morgan; Bear, Stearns & Co.Inc.; Harris Nesbitt; Cowen and Company; Keybanc Capital Markets; Deutsche Bank Securities; Santander Investment


On May 24, 2006 Columbia Large Cap Value Fund (Fund) purchased 9,097 par value of bonds of Mastercard Inc. (Securities) for a total purchase price of $354,787.00 from JP Morgan pursuant to a public offering in which Banc of America Securities acted as a participating underwriter. Banc of America Securities may be considered to be an affiliate of the Fund.

The following information was collected pursuant to Rule 10f-3 procedures adopted by the Fund's Trustees:

o The Fund's advisor, Columbia Management Advisors, LLC (Advisor) o believed that the gross underwriting spread associated with the purchase of the Securities was reasonable and fair compared to the spreads in connection with similar underwritings of similar securities being sold during a comparable period of time;

o The Securities were offered pursuant to an underwriting or similar agreement under which the underwriters were committed to purchase all of the Securities being offered;

o The issuer of the Securities has been in continuous operation for at least three years;

o The amount of Securities purchased did not exceed 25% of the amount of the offering;

o The Securities were to be purchased at not more than the public offering price no later than the first day of the offering.

Along with Banc of America Securities, the following is a list of members of the underwriting syndicate for the aforementioned Securities: Goldman, Sachs & Co.; Citigroup; HSBC; JP Morgan; Bear, Stearns & Co. Inc.; Harris Nesbitt; Cowen and Company; Keybanc Capital Markets; Deutsche Bank Securities; Santander Investment


On May 24, 2006 Columbia Large Cap Value Fund (Fund) purchased 9,097 par value of bonds of MasterCard Inc. (Securities) for a total purchase price of $354,787.00 from Bear Stearns pursuant to a public offering in which Banc of America Securities acted as a participating underwriter. Banc of America Securities may be considered to be an affiliate of the Fund.

The following information was collected pursuant to Rule 10f-3 procedures adopted by the Fund's Trustees:

o The Fund's advisor, Columbia Management Advisors, LLC (Advisor) o believed that the gross underwriting spread associated with the purchase of the Securities was reasonable and fair compared to the spreads in connection with similar underwritings of similar securities being sold during a comparable period of time;

o The Securities were offered pursuant to an underwriting or similar agreement under which the underwriters were committed to purchase all of the Securities being offered;

o The issuer of the Securities has been in continuous operation for at least three years;

o The amount of Securities purchased did not exceed 25% of the amount of the offering;

o The Securities were to be purchased at not more than the public offering price no later than the first day of the offering.

Along with Banc of America Securities, the following is a list of members of the underwriting syndicate for the aforementioned Securities: Goldman, Sachs & Co.; Citigroup; HSBC; JP Morgan; Bear, Stearns & Co. Inc.; Harris Nesbitt; Cowen and Company; Keybanc Capital Markets; Deutsche Bank Securities; Santander Investment

On May 24, 2006 Columbia Large Cap Value Fund (Fund) purchased 9,097 par value of bonds of Mastercard Inc. (Securities) for a total purchase price of $354,787.00 from Deutsche Bank Securities pursuant to a public offering in which Banc of America Securities acted as a participating underwriter. Banc of America Securities may be considered to be an affiliate of the Fund.

The following information was collected pursuant to Rule 10f-3 procedures adopted by the Fund's Trustees:

o The Fund's advisor, Columbia Management Advisors, LLC (Advisor) o believed that the gross underwriting spread associated with the purchase of the Securities was reasonable and fair compared to the spreads in connection with similar underwritings of similar securities being sold during a comparable period of time;

o The Securities were offered pursuant to an underwriting or similar agreement under which the underwriters were committed to purchase all of the Securities being offered;

o The issuer of the Securities has been in continuous operation for at least three years;

o The amount of Securities purchased did not exceed 25% of the amount of the offering;

o The Securities were to be purchased at not more than the public offering price no later than the first day of the offering.

Along with Banc of America Securities, the following is a list of members of the underwriting syndicate for the aforementioned Securities: Goldman, Sachs & Co.; Citigroup; HSBC; JP Morgan; Bear, Stearns & Co. Inc.; Harris Nesbitt; Cowen and Company; Keybanc Capital Markets; Deutsche Bank Securities; Santander Investment


On May 24, 2006 Columbia Large Cap Value Fund (Fund) purchased 9,097 par value of bonds of Mastercard Inc. (Securities) for a total purchase price of $354,787.00 from Credit Suisse pursuant to a public offering in which Banc of America Securities acted as a participating underwriter. Banc of America Securities may be considered to be an affiliate of the Fund.

The following information was collected pursuant to Rule 10f-3 procedures adopted by the Fund's Trustees:

o The Fund's advisor, Columbia Management Advisors, LLC (Advisor) o believed that the gross underwriting spread associated with the purchase of the Securities was reasonable and fair compared to the spreads in connection with similar underwritings of similar securities being sold during a comparable period of time;

o The Securities were offered pursuant to an underwriting or similar agreement under which the underwriters were committed to purchase all of the Securities being offered;

o The issuer of the Securities has been in continuous operation for at least three years;

o The amount of Securities purchased did not exceed 25% of the amount of the offering;

o The Securities were to be purchased at not more than the public offering price no later than the first day of the offering.

Along with Banc of America Securities, the following is a list of members of the underwriting syndicate for the aforementioned Securities: Goldman, Sachs & Co.; Citigroup; HSBC; JP Morgan; Bear, Stearns & Co. Inc.; Harris Nesbitt; Cowen and Company; Keybanc Capital Markets; Deutsche Bank Securities; Santander Investment


On May 24, 2006 Columbia Large Cap Value Fund (Fund) purchased 9,097 par value of bonds of Mastercard Inc. (Securities) for a total purchase price of $354,787.00 from Piper Jaffrey pursuant to a public offering in which Banc of America Securities acted as a participating underwriter. Banc of America Securities may be considered to be an affiliate of the Fund.

The following information was collected pursuant to Rule 10f-3 procedures adopted by the Fund's Trustees:

o The Fund's advisor, Columbia Management Advisors, LLC (Advisor) o believed that the gross underwriting spread associated with the purchase of the Securities was reasonable and fair compared to the spreads in connection with similar underwritings of similar securities being sold during a comparable period of time;

o The Securities were offered pursuant to an underwriting or similar agreement under which the underwriters were committed to purchase all of the Securities being offered;

o The issuer of the Securities has been in continuous operation for at least three years;

o The amount of Securities purchased did not exceed 25% of the amount of the offering;

o The Securities were to be purchased at not more than the public offering price no later than the first day of the offering.

Along with Banc of America Securities, the following is a list of members of the underwriting syndicate for the aforementioned Securities: Goldman, Sachs & Co.; Citigroup; HSBC; JP Morgan; Bear, Stearns & Co. Inc.; Harris Nesbitt; Cowen and Company; Keybanc Capital Markets; Deutsche Bank Securities; Santander Investment

On May 24, 2006 Columbia Large Cap Value Fund (Fund) purchased 62,026 par value of bonds of Mastercard Inc. (Securities) for a total purchase price of $2,419,004.00 from Keybanc Capital Markets pursuant to a public offering in which Banc of America Securities acted as a participating underwriter. Banc of America Securities may be considered to be an affiliate of the Fund.

The following information was collected pursuant to Rule 10f-3 procedures adopted by the Fund's Trustees:

o The Fund's advisor, Columbia Management Advisors, LLC (Advisor) o believed that the gross underwriting spread associated with the purchase of the Securities was reasonable and fair compared to the spreads in connection with similar underwritings of similar securities being sold during a comparable period of time;

o The Securities were offered pursuant to an underwriting or similar agreement under which the underwriters were committed to purchase all of the Securities being offered;

o The issuer of the Securities has been in continuous operation for at least three years;

o The amount of Securities purchased did not exceed 25% of the amount of the offering;

o The Securities were to be purchased at not more than the public offering price no later than the first day of the offering.

Along with Banc of America Securities, the following is a list of members of the underwriting syndicate for the aforementioned Securities: Goldman, Sachs & Co.; Citigroup; HSBC; JP Morgan; Bear, Stearns & Co. Inc.; Harris Nesbitt; Cowen and Company; Keybanc Capital Markets; Deutsche Bank Securities; Santander Investment

Columbia Convertible Securities Fund
On April 7, 2006 Columbia Convertible Securities Fund (Fund) purchased 10,000,000 par value of notes of Allergan I 5% 144A Convertible Senior Notes 4/01/26 (Securities) for a total purchase price of $10,000,000.00 from Citigroup pursuant to a public offering in which Banc of America Securities acted as a participating underwriter. Banc of America Securities may be considered to be an affiliate of the Fund.

The following information was collected pursuant to Rule 10f-3 procedures adopted by the Fund's Trustees:

o The Fund's advisor, Columbia Management Advisors, LLC (Advisor) o believed that the gross underwriting spread associated with the purchase of the Securities was reasonable and fair compared to the spreads in connection with similar underwritings of similar securities being sold during a comparable period of time;

o The Securities were offered pursuant to an underwriting or similar agreement under which the underwriters were committed to purchase all of the Securities being offered;

o The issuer of the Securities has been in continuous operation for at least three years;

o The amount of Securities purchased did not exceed 25% of the amount of the offering;

o The Securities were to be purchased at not more than the public offering price no later than the first day of the offering.

Along with Banc of America Securities, the following is a list of members of the underwriting syndicate for the aforementioned Securities: Citigroup; Morgan Stanley; Goldman, Sachs & Co.; Wells Fargo.



On May 12, 2006 Columbia Convertible Securities Fund (Fund) purchased 2,000,000 par value of notes of Manor Care 2% 144A Convertible Senior Notes 5/15/36 (Securities) for a total purchase price of $2,000,000.00 from JP Morgan pursuant to a public offering in which Banc of America Securities acted as a participating underwriter. Banc of America Securities may be considered to be an affiliate of the Fund.

The following information was collected pursuant to Rule 10f-3 procedures adopted by the Fund's Trustees:

o The Fund's advisor, Columbia Management Advisors, LLC (Advisor) o believed that the gross underwriting spread associated with the purchase of the Securities was reasonable and fair compared to the spreads in connection with similar underwritings of similar securities being sold during a comparable period of time;

o The Securities were offered pursuant to an underwriting or similar agreement under which the underwriters were committed to purchase all of the Securities being offered;

o The issuer of the Securities has been in continuous operation for at least three years;

o The amount of Securities purchased did not exceed 25% of the amount of the offering;

o The Securities were to be purchased at not more than the public offering price no later than the first day of the offering.

Along with Banc of America Securities, the following is a list of members of the underwriting syndicate for the aforementioned Securities:JP Morgan; Merrill Lynch & Co.; UBS; SunTrust Robinson Humphrey; Wachovia Securities, Inc.; Huntington Capital Corp.; Natcity Investments.




Nations Florida Intermediate Fund (Fund)
On May 16, 2006 the Fund purchased 521,400 par value of notes of School Board of Broward Co 5.0% 7/1/1 (Securities) for a total purchase price of $551,876.00 from Bear Stearns pursuant to a public offering in which Banc of America Securities acted as a participating underwriter. Banc of America Securities may be considered to be an affiliate of the Fund.

The following information was collected pursuant to Rule 10f-3 procedures adopted by the Fund's Trustees:

o The Fund's advisor, Columbia Management Advisors, LLC (Advisor) o believed that the gross underwriting spread associated with the purchase of the Securities was reasonable and fair compared to the spreads in connection with similar underwritings of similar securities being sold during a comparable period of time;

o The Securities were offered pursuant to an underwriting or similar agreement under which the underwriters were committed to purchase all of the Securities being offered;

o The issuer of the Securities has been in continuous operation for at least three years;

o The amount of Securities purchased did not exceed 25% of the amount of the offering;

o The Securities were to be purchased at not more than the public offering price no later than the first day of the offering.

Along with Banc of America Securities, the following is a list of members of the underwriting syndicate for the aforementioned Securities:

Nations Florida Intermediate Fund (Fund)
On May 16, 2006 the Fund purchased 474,000 par value of notes of School Board of Broward Co 5.0% 7/1/1 (Securities) for a total purchase price of $501,705.00 from Citigroup pursuant to a public offering in which Banc of America Securities acted as a participating underwriter. Banc of America Securities may be considered to be an affiliate of the Fund.

The following information was collected pursuant to Rule 10f-3 procedures adopted by the Fund's Trustees:

o The Fund's advisor, Columbia Management Advisors, LLC (Advisor) o believed that the gross underwriting spread associated with the purchase of the Securities was reasonable and fair compared to the spreads in connection with similar underwritings of similar securities being sold during a comparable period of time;

o The Securities were offered pursuant to an underwriting or similar agreement under which the underwriters were committed to purchase all of the Securities being offered;

o The issuer of the Securities has been in continuous operation for at least three years;

o The amount of Securities purchased did not exceed 25% of the amount of the offering;

o The Securities were to be purchased at not more than the public offering price no later than the first day of the offering.

Along with Banc of America Securities, the following is a list of members of the underwriting syndicate for the aforementioned Securities:


Nations Florida Intermediate Fund (Fund)
On May 16, 2006 the Fund purchased 316,000 par value of notes of School Board of Broward Co 5.0% 7/1/1 (Securities) for a total purchase price of $334,470.00 from UBS pursuant to a public offering in which Banc of America
Securities acted as a participating underwriter. Banc of America Securities may be considered to be an affiliate of the Fund.

The following information was collected pursuant to Rule 10f-3 procedures adopted by the Fund's Trustees:

o The Fund's advisor, Columbia Management Advisors, LLC (Advisor) o believed that the gross underwriting spread associated with the purchase of the Securities was reasonable and fair compared to the spreads in connection with similar underwritings of similar securities being sold during a comparable period of time;

o The Securities were offered pursuant to an underwriting or similar agreement under which the underwriters were committed to purchase all of the Securities being offered;

o The issuer of the Securities has been in continuous operation for at least three years;

o The amount of Securities purchased did not exceed 25% of the amount of the offering;

o The Securities were to be purchased at not more than the public offering price no later than the first day of the offering.

Along with Banc of America Securities, the following is a list of members of the underwriting syndicate for the aforementioned Securities:




Nations Florida Intermediate Fund (Fund)
On May 16, 2006 the Fund purchased 268,600 par value of notes of School Board of Broward Co 5.0% 7/1/1 (Securities) for a total purchase price of $284,300.00 from AG Edwards pursuant to a public offering in which Banc of America Securities acted as a participating underwriter. Banc of America Securities may be considered to be an affiliate of the Fund.

The following information was collected pursuant to Rule 10f-3 procedures adopted by the Fund's Trustees:

o The Fund's advisor, Columbia Management Advisors, LLC (Advisor) o believed that the gross underwriting spread associated with the purchase of the Securities was reasonable and fair compared to the spreads in connection with similar underwritings of similar securities being sold during a comparable period of time;

o The Securities were offered pursuant to an underwriting or similar agreement under which the underwriters were committed to purchase all of the Securities being offered;

o The issuer of the Securities has been in continuous operation for at least three years;

o The amount of Securities purchased did not exceed 25% of the amount of the offering;

o The Securities were to be purchased at not more than the public offering price no later than the first day of the offering.

Along with Banc of America Securities, the following is a list of members of the underwriting syndicate for the aforementioned Securities:




Columbia Total Return Bond Fund
On July 26, 2006 the Columbia Total Return Bond Fund purchased 60,000 par value of notes of Verso Paper Holdings LLC Paper Inc. (Securities) for a total purchase price of $60,000.00 from Credit Suisse Securities (USA) LLC pursuant to a public offering in which Banc of America Securities acted as a participating underwriter. Banc of America Securities may be considered to be an affiliate of the Fund.

The following information was collected pursuant to Rule 10f-3 procedures adopted by the Fund's Trustees:

o The Fund's advisor, Columbia Management Advisors, LLC (Advisor) o believed that the gross underwriting spread associated with the purchase of the Securities was reasonable and fair compared to the spreads in connection with similar underwritings of similar securities being sold during a comparable period of time;

o The Securities were offered pursuant to an underwriting or similar agreement under which the underwriters were committed to purchase all of the Securities being offered;

o The issuer of the Securities has been in continuous operation for at least three years;

o The amount of Securities purchased did not exceed 25% of the amount of the offering;

o The Securities were to be purchased at not more than the public offering price no later than the first day of the offering.

Along with Banc of America Securities, the following is a list of members of the underwriting syndicate for the aforementioned Securities: Credit Suisse;
Lehman Brothers; ABN Amro; Citigroup; Fifth Third Securities.

Columbia Total Return Bond Fund
On July 26, 2006 the Columbia Total Return Bond Fund purchased 60,225 par value of notes of Verso Paper Holdings LLC Paper Inc. (Securities) for a total purchase price of $60,000.00 from SG Americas Securities, LLC pursuant to a public offering in which Banc of America Securities acted as a participating underwriter. Banc of America Securities may be considered to be an affiliate of the Fund.

The following information was collected pursuant to Rule 10f-3 procedures adopted by the Fund's Trustees:

o The Fund's advisor, Columbia Management Advisors, LLC (Advisor) o believed that the gross underwriting spread associated with the purchase of the Securities was reasonable and fair compared to the spreads in connection with similar underwritings of similar securities being sold during a comparable period of time;

o The Securities were offered pursuant to an underwriting or similar agreement under which the underwriters were committed to purchase all of the Securities being offered;

o The issuer of the Securities has been in continuous operation for at least three years;

o The amount of Securities purchased did not exceed 25% of the amount of the offering;

o The Securities were to be purchased at not more than the public offering price no later than the first day of the offering.

Along with Banc of America Securities, the following is a list of members of the underwriting syndicate for the aforementioned Securities: Credit Suisse;
Lehman Brothers; ABN Amro; Citigroup; Fifth Third Securities.


Columbia Total Return Bond Fund
On July 26, 2006 the Columbia Total Return Bond Fund purchased 40,000 par value of notes of Verso Paper Holdings LLC (Securities) for a total purchase price of $40,000.00 from Credit Suisse Securities (USA) LLC pursuant to a public offering in which Banc of America Securities acted as a participating underwriter. Banc of America Securities may be considered to be an affiliate of the Fund.

The following information was collected pursuant to Rule 10f-3 procedures adopted by the Fund's Trustees:

o The Fund's advisor, Columbia Management Advisors, LLC (Advisor) o believed that the gross underwriting spread associated with the purchase of the Securities was reasonable and fair compared to the spreads in connection with similar underwritings of similar securities being sold during a comparable period of time;

o The Securities were offered pursuant to an underwriting or similar agreement under which the underwriters were committed to purchase all of the Securities being offered;

o The issuer of the Securities has been in continuous operation for at least three years;

o The amount of Securities purchased did not exceed 25% of the amount of the offering;

o The Securities were to be purchased at not more than the public offering price no later than the first day of the offering.

Along with Banc of America Securities, the following is a list of members of the underwriting syndicate for the aforementioned Securities: Credit Suisse;
Lehman Brothers; ABN Amro; Citigroup; Fifth Third Securities.


Columbia Total Return Bond Fund
On July 26, 2006 the Columbia Total Return Bond Fund purchased 40,400 par value of notes of Verso Paper Holdings LLC (Securities) for a total purchase price of $40,000.00 from KBC Financial Products Inc (USA) pursuant to a public offering in which Banc of America Securities acted as a participating underwriter. Banc of America Securities may be considered to be an affiliate of the Fund.

The following information was collected pursuant to Rule 10f-3 procedures adopted by the Fund's Trustees:

o The Fund's advisor, Columbia Management Advisors, LLC (Advisor) o believed that the gross underwriting spread associated with the purchase of the Securities was reasonable and fair compared to the spreads in connection with similar underwritings of similar securities being sold during a comparable period of time;

o The Securities were offered pursuant to an underwriting or similar agreement under which the underwriters were committed to purchase all of the Securities being offered;

o The issuer of the Securities has been in continuous operation for at least three years;

o The amount of Securities purchased did not exceed 25% of the amount of the offering;

o The Securities were to be purchased at not more than the public offering price no later than the first day of the offering.

Along with Banc of America Securities, the following is a list of members of the underwriting syndicate for the aforementioned Securities: Credit Suisse;
Lehman Brothers; ABN Amro; Citigroup; Fifth Third Securities.



Nations Corporate Bond Portfolio
On April 5, 2006 Nations corporate Bond Portofolio purchased 50,000 par value of bonds of Viacom Inc 6.875% 4/30/36 (Securities) for a Total purchase price of $49,502 from Citi Group pursuant to a public offering in which Banc of America Securities acted as a participating underwriter. Banc of America Securities may be considered to be an affiliate of the Fund.

The following information was collected pursuant to Rule 10f-3 procedures adopted by the Fund's Trustees:

o The Fund's advisor, Columbia Management Advisors, LLC. (Advisor) o believed that the gross underwriting spread associated with the purchase of the Securities was reasonable and fair compared to the spreads in connection with similar underwritings of similar securities being sold during a comparable period of time;

o The Securities were offered pursuant to an underwriting or similar agreement under which the underwriters were committed to purchase all of the Securities being offered;

o The issuer of the Securities has been in continuous operation for at least three years;

o The amount of Securities purchased did not exceed 25% of the amount of the offering;

o The Securities were to be purchased at not more than the public offering price no later than the first day of the offering.


Along with Banc of America Securities, the following is a list of members of the underwriting syndicate for the aforementioned Securities: Citigroup; JP Morgan; ABN Amro; Daiwa Bank Ltd; Deutsche Bank Securities, Inc.; Dresdner Bank (US); Mizuho International PLC; RBS Securities Corp; Societe Generale;Tokyo-Mitsubishi Securities Co Ltd; Wachovia Securities Inc.



On April 5, 2006 Nations Corporate Bond Portfolio purchased 35,000 par value of bonds of Viacom Inc 5.75% 4/30/11 (Securities) for a Total purchase price of $34,789 from JP Morgan pursuant to a public offering in which Banc of America Securities acted as a participating underwriter. Banc of America Securities may be considered to be an affiliate of the Fund.

The following information was collected pursuant to Rule 10f-3 procedures adopted by the Fund's Trustees:

o The Fund's advisor, Columbia Management Advisors, LLC. (Advisor) o believed that the gross underwriting spread associated with the purchase of the Securities was reasonable and fair compared to the spreads in connection with similar underwritings of similar securities being sold during a comparable period of time;

o The Securities were offered pursuant to an underwriting or similar agreement under which the underwriters were committed to purchase all of the Securities being offered;

o The issuer of the Securities has been in continuous operation for at least three years;

o The amount of Securities purchased did not exceed 25% of the amount of the offering;

o The Securities were to be purchased at not more than the public offering price no later than the first day of the offering.


Along with Banc of America Securities, the following is a list of members of the underwriting syndicate for the aforementioned Securities: Citigroup; JP Morgan; ABN Amro; Daiwa Securities America Inc.; Deutsche Bank Securities, Inc.; Dresdner Kleinwort Wasserstein; Mizuho International PLC; RBS Securities Corp; Societe Generale; Tokyo-Mitsubishi Securities Co Ltd; Wachovia Securities Inc.


On April 11, 2006 Nations Corporate Bond Portfolio purchased 290,000 par value of bonds of Residential Capital 6.50% 4/17/13 (Securities) for a Total purchase price of $289,165 from Citi Group pursuant to a public offering in which Banc of America Securities acted as a participating underwriter. Banc of America Securities may be considered to be an affiliate of the Fund.

The following information was collected pursuant to Rule 10f-3 procedures adopted by the Fund's Trustees:

o The Fund's advisor, Columbia Management Advisors, LLC. (Advisor) o believed that the gross underwriting spread associated with the purchase of the Securities was reasonable and fair compared to the spreads in connection with similar underwritings of similar securities being sold during a comparable period of time;

o The Securities were offered pursuant to an underwriting or similar agreement under which the underwriters were committed to purchase all of the Securities being offered;

o The issuer of the Securities has been in continuous operation for at least three years;

o The amount of Securities purchased did not exceed 25% of the amount of the offering;

o The Securities were to be purchased at not more than the public offering price no later than the first day of the offering.


Along with Banc of America Securities, the following is a list of members of the underwriting syndicate for the aforementioned Securities: Barclays Capital;
Bear Stearns & co., Inc.; Citigroup; HSBC Securities; Credit Suisse Securities USA LLC; Greenwich Capital Markets, Inc.; JP Morgan Securities; SG Americas Securities LLC.


On May 2, 2006 Nations Corporate Bond Portfolio purchased 565,000 par value of bonds of Centex Corp 6.50% 5/1/16 (Securities) for a Total purchase price of $563,124 from Citi Group pursuant to a public offering in which Banc of America Securities acted as a participating underwriter. Banc of America Securities may be considered to be an affiliate of the Fund.

The following information was collected pursuant to Rule 10f-3 procedures adopted by the Fund's Trustees:

o The Fund's advisor, Columbia Management Advisors, LLC. (Advisor) o believed that the gross underwriting spread associated with the purchase of the Securities was reasonable and fair compared to the spreads in connection with similar underwritings of similar securities being sold during a comparable period of time;

o The Securities were offered pursuant to an underwriting or similar agreement under which the underwriters were committed to purchase all of the Securities being offered;

o The issuer of the Securities has been in continuous operation for at least three years;

o The amount of Securities purchased did not exceed 25% of the amount of the offering;

o The Securities were to be purchased at not more than the public offering price no later than the first day of the offering.


Along with Banc of America Securities, the following is a list of members of the underwriting syndicate for the aforementioned Securities: Citigroup; JP Morgan; Barclays Capital; BNP Paribas; Calyon Securities USA; Greenwich Capital Financial Product; SunTrust Robinson Humphrey.


On May 12, 2006 Nations Corporate Bond Portfolio purchased 125,000 par value of bonds of Embarq Corp 7.995% 6/1/16 (Securities) for a Total purchase price of $124,991 from Bear Stearns pursuant to a public offering in which Banc of America Securities acted as a participating underwriter. Banc of America Securities may be considered to be an affiliate of the Fund.

The following information was collected pursuant to Rule 10f-3 procedures adopted by the Fund's Trustees:

o The Fund's advisor, Columbia Management Advisors, LLC. (Advisor) o believed that the gross underwriting spread associated with the purchase of the Securities was reasonable and fair compared to the spreads in connection with similar underwritings of similar securities being sold during a comparable period of time;

o The Securities were offered pursuant to an underwriting or similar agreement under which the underwriters were committed to purchase all of the Securities being offered;

o The issuer of the Securities has been in continuous operation for at least three years;

o The amount of Securities purchased did not exceed 25% of the amount of the offering;

o The Securities were to be purchased at not more than the public offering price no later than the first day of the offering.


Along with Banc of America Securities, the following is a list of members of the underwriting syndicate for the aforementioned Securities: Bear, Stearns & Co. Inc.; Goldman, Sachs & Co.; Lehman Brothers; Citi Group; Barclays Capital; Mitsubishi UFJ Securities; JP Morgan; RBS Greenwich Capital; Wachovia Securities


On May 12, 2006 Nations Corporate Bond Portfolio purchased 125,000 par value of bonds of Embarq Corp 7.082% 6/1/16 (Securities) for a Total purchase price of $229,549 from Goldman Sachs pursuant to a public offering in which Banc of America Securities acted as a participating underwriter. Banc of America Securities may be considered to be an affiliate of the Fund.

The following information was collected pursuant to Rule 10f-3 procedures adopted by the Fund's Trustees:

o The Fund's advisor, Columbia Management Advisors, LLC. (Advisor) o believed that the gross underwriting spread associated with the purchase of the Securities was reasonable and fair compared to the spreads in connection with similar underwritings of similar securities being sold during a comparable period of time;

o The Securities were offered pursuant to an underwriting or similar agreement under which the underwriters were committed to purchase all of the Securities being offered;

o The issuer of the Securities has been in continuous operation for at least three years;

o The amount of Securities purchased did not exceed 25% of the amount of the offering;

o The Securities were to be purchased at not more than the public offering price no later than the first day of the offering.


Along with Banc of America Securities, the following is a list of members of the underwriting syndicate for the aforementioned Securities: Bear, Stearns & Co. Inc.; Goldman, Sachs & Co.; Lehman Brothers; Citi Group; Barclays Capital; Mitsubishi UFJ Securities; JP Morgan; RBS Greenwich Capital; Wachovia Securities


On June 6, 2006 Nations Corporate Bond Portfolio purchased 230,000 par value of bonds of Aetna Inc. 6.625% 6/15/36 (Securities) for a Total purchase price of $229,549 from Citi Group pursuant to a public offering in which Banc of America Securities acted as a participating underwriter. Banc of America Securities may be considered to be an affiliate of the Fund.

The following information was collected pursuant to Rule 10f-3 procedures adopted by the Fund's Trustees:

o The Fund's advisor, Columbia Management Advisors, LLC. (Advisor) o believed that the gross underwriting spread associated with the purchase of the Securities was reasonable and fair compared to the spreads in connection with similar underwritings of similar securities being sold during a comparable period of time;

o The Securities were offered pursuant to an underwriting or similar agreement under which the underwriters were committed to purchase all of the Securities being offered;

o The issuer of the Securities has been in continuous operation for at least three years;

o The amount of Securities purchased did not exceed 25% of the amount of the offering;

o The Securities were to be purchased at not more than the public offering price no later than the first day of the offering.


Along with Banc of America Securities, the following is a list of members of the underwriting syndicate for the aforementioned Securities: Citigroup; Deutsche Bank Securities Inc.; Goldman Sachs & Co.; JP Morgan; Wachovia Securities, Inc.; Barclays Capital; BNY Capital Markets; Credit Suisse; Fifth Third Securities, Inc.; LaSalle Bank NA; Lazard Capital Markets LLC; Morgan Stanley & Co., Inc.; Natcity Investments; Piper Jaffray & Co.; PNC Capital Markets; UBS Securities LLC.



On June 27, 2006 Nations Corporate Bond Portfolio purchased 275,000 par value of bonds of SabMiller PLC 6.2% 07/01/11 (Securities) for a Total purchase price of $274,805 from Barclays Capital pursuant to a public offering in which Banc of America Securities acted as a participating underwriter. Banc of America Securities may be considered to be an affiliate of the Fund.

The following information was collected pursuant to Rule 10f-3 procedures adopted by the Fund's Trustees:

o The Fund's advisor, Columbia Management Advisors, LLC. (Advisor) o believed that the gross underwriting spread associated with the purchase of the Securities was reasonable and fair compared to the spreads in connection with similar underwritings of similar securities being sold during a comparable period of time;

o The Securities were offered pursuant to an underwriting or similar agreement under which the underwriters were committed to purchase all of the Securities being offered;

o The issuer of the Securities has been in continuous operation for at least three years;

o The amount of Securities purchased did not exceed 25% of the amount of the offering;

o The Securities were to be purchased at not more than the public offering price no later than the first day of the offering.


Along with Banc of America Securities, the following is a list of members of the underwriting syndicate for the aforementioned Securities:Barclays Capital;
JP Morgan Securities; Morgan Stanley.

Columbia Florida Intermediate Municipal Bond Fund
On May 16, 2006 Columbia FLorida Intermediate Municipal Bond Fund purchased 521,400 par value of bonds of School Board of Broward Co 5.0% 7/1/14 (Securities) for a Total purchase price of $551,876 from Bear Stearns pursuant to a public offering in which Banc of America Securities acted as a participating underwriter. Banc of America Securities may be considered to be an affiliate of the Fund.

The following information was collected pursuant to Rule 10f-3 procedures adopted by the Fund's Trustees:

o The Fund's advisor, Columbia Management Advisors, LLC. (Advisor) o believed that the gross underwriting spread associated with the purchase of the Securities was reasonable and fair compared to the spreads in connection with similar underwritings of similar securities being sold during a comparable period of time;

o The Securities were offered pursuant to an underwriting or similar agreement under which the underwriters were committed to purchase all of the Securities being offered;

o The issuer of the Securities has been in continuous operation for at least three years;

o The amount of Securities purchased did not exceed 25% of the amount of the offering;

o The Securities were to be purchased at not more than the public offering price no later than the first day of the offering.


Along with Banc of America Securities, the following is a list of members of the underwriting syndicate for the aforementioned Securities: Citigroup; A. G. Edwards; Morgan STanley & Co., Inc.; Apex Pryor Securities; UBS Investment Bank:
Bear Stearns & co., Inc.

Columbia Florida Intermediate Municipal Bond Fund
On May 16, 2006 Columbia FLorida Intermediate Municipal Bond Fund purchased 474,000 par value of bonds of School Board of Broward Co 5.0% 7/1/14 (Securities) for a Total purchase price of $501,705 from Citigroup pursuant to a public offering in which Banc of America Securities acted as a participating underwriter. Banc of America Securities may be considered to be an affiliate of the Fund.

The following information was collected pursuant to Rule 10f-3 procedures adopted by the Fund's Trustees:

o The Fund's advisor, Columbia Management Advisors, LLC. (Advisor) o believed that the gross underwriting spread associated with the purchase of the Securities was reasonable and fair compared to the spreads in connection with similar underwritings of similar securities being sold during a comparable period of time;

o The Securities were offered pursuant to an underwriting or similar agreement under which the underwriters were committed to purchase all of the Securities being offered;

o The issuer of the Securities has been in continuous operation for at least three years;

o The amount of Securities purchased did not exceed 25% of the amount of the offering;

o The Securities were to be purchased at not more than the public offering price no later than the first day of the offering.


Along with Banc of America Securities, the following is a list of members of the underwriting syndicate for the aforementioned Securities: Citigroup; A. G. Edwards; Morgan STanley & Co., Inc.; Apex Pryor Securities; UBS Investment Bank:
Bear Stearns & Co., Inc..

Columbia Florida Intermediate Municipal Bond Fund
On May 16, 2006 Columbia FLorida Intermediate Municipal Bond Fund purchased 316,000 par value of bonds of School Board of Broward Co 5.0% 7/1/14 (Securities) for a Total purchase price of $334,470 from UBS pursuant to a public offering in which Banc of America Securities acted as a participating underwriter. Banc of America Securities may be considered to be an affiliate of the Fund.

The following information was collected pursuant to Rule 10f-3 procedures adopted by the Fund's Trustees:

o The Fund's advisor, Columbia Management Advisors, LLC. (Advisor) o believed that the gross underwriting spread associated with the purchase of the Securities was reasonable and fair compared to the spreads in connection with similar underwritings of similar securities being sold during a comparable period of time;

o The Securities were offered pursuant to an underwriting or similar agreement under which the underwriters were committed to purchase all of the Securities being offered;

o The issuer of the Securities has been in continuous operation for at least three years;

o The amount of Securities purchased did not exceed 25% of the amount of the offering;

o The Securities were to be purchased at not more than the public offering price no later than the first day of the offering.


Along with Banc of America Securities, the following is a list of members of the underwriting syndicate for the aforementioned Securities: Citigroup; A. G. Edwards; Morgan STanley & Co., Inc.; Apex Pryor Securities; UBS Investment Bank; Bear Stearns & Co., Inc..

Columbia Florida Intermediate Municipal Bond Fund
On May 16, 2006 Columbia FLorida Intermediate Municipal Bond Fund purchased 268,600 par value of bonds of School Board of Broward Co 5.0% 7/1/14 (Securities) for a Total purchase price of $284,300 from AG Edwards pursuant to a public offering in which Banc of America Securities acted as a participating underwriter. Banc of America Securities may be considered to be an affiliate of the Fund.

The following information was collected pursuant to Rule 10f-3 procedures adopted by the Fund's Trustees:

o The Fund's advisor, Columbia Management Advisors, LLC. (Advisor) o believed that the gross underwriting spread associated with the purchase of the Securities was reasonable and fair compared to the spreads in connection with similar underwritings of similar securities being sold during a comparable period of time;

o The Securities were offered pursuant to an underwriting or similar agreement under which the underwriters were committed to purchase all of the Securities being offered;

o The issuer of the Securities has been in continuous operation for at least three years;

o The amount of Securities purchased did not exceed 25% of the amount of the offering;

o The Securities were to be purchased at not more than the public offering price no later than the first day of the offering.


Along with Banc of America Securities, the following is a list of members of the underwriting syndicate for the aforementioned Securities: Citigroup; A. G. Edwards; Morgan STanley & Co., Inc.; Apex Pryor Securities; UBS Investment Bank; Beat Stearns & Co., Inc..






Columbia Municipal Income Fund
On June 8, 2006 Columbia Municipal Income Fund purchased 600,000 par value of bonds of Missouri Housing Development Commission 4.75% 9/01/21 (Securities) for a Total purchase price of $600,000 from AG Edwards pursuant to a public offering in which Banc of America Securities acted as a participating underwriter. Banc of America Securities may be considered to be an affiliate of the Fund.

The following information was collected pursuant to Rule 10f-3 procedures adopted by the Fund's Trustees:

o The Fund's advisor, Columbia Management Advisors, LLC. (Advisor) o believed that the gross underwriting spread associated with the purchase of the Securities was reasonable and fair compared to the spreads in connection with similar underwritings of similar securities being sold during a comparable period of time;

o The Securities were offered pursuant to an underwriting or similar agreement under which the underwriters were committed to purchase all of the Securities being offered;

o The issuer of the Securities has been in continuous operation for at least three years;

o The amount of Securities purchased did not exceed 25% of the amount of the offering;

o The Securities were to be purchased at not more than the public offering price no later than the first day of the offering.


Along with Banc of America Securities, the following is a list of members of the underwriting syndicate for the aforementioned Securities: A.G. Edwards; George
K. Baum & Company; Citigroup; Edward D. Jones & Co., L.P.; Siebert Brandford Shank & Co., LLC; UMB Bank, N. A.; Stifel, Nicholas & Company, Inc.


Columbia Municipal Income Fund
On June 8, 2006 Columbia Municipal Income Fund purchased 200,000 par value of bonds of Missouri Housing Development Commission 4.75% 9/01/21 (Securities) for a Total purchase price of $200,000 from GK Baum pursuant to a public offering in which Banc of America Securities acted as a participating underwriter. Banc of America Securities may be considered to be an affiliate of the Fund.

The following information was collected pursuant to Rule 10f-3 procedures adopted by the Fund's Trustees:

o The Fund's advisor, Columbia Management Advisors, LLC. (Advisor) o believed that the gross underwriting spread associated with the purchase of the Securities was reasonable and fair compared to the spreads in connection with similar underwritings of similar securities being sold during a comparable period of time;

o The Securities were offered pursuant to an underwriting or similar agreement under which the underwriters were committed to purchase all of the Securities being offered;

o The issuer of the Securities has been in continuous operation for at least three years;

o The amount of Securities purchased did not exceed 25% of the amount of the offering;

o The Securities were to be purchased at not more than the public offering price no later than the first day of the offering.


Along with Banc of America Securities, the following is a list of members of the underwriting syndicate for the aforementioned Securities: A.G. Edwards; George
K. Baum & Company; Citigroup; Edward D. Jones & Co., L.P.; Siebert Brandford Shank & Co., LLC; UMB Bank, N. A.; Stifel, Nicholas & Company, Inc.

Columbia Municipal Income Fund
On June 8, 2006 Columbia Municipal Income Fund purchased 100,000 par value of bonds of Missouri Housing Development Commission 4.75% 9/01/21 (Securities) for a Total purchase price of $100,000 from Citigroup pursuant to a public offering in which Banc of America Securities acted as a participating underwriter. Banc of America Securities may be considered to be an affiliate of the Fund.

The following information was collected pursuant to Rule 10f-3 procedures adopted by the Fund's Trustees:

o The Fund's advisor, Columbia Management Advisors, LLC. (Advisor) o believed that the gross underwriting spread associated with the purchase of the Securities was reasonable and fair compared to the spreads in connection with similar underwritings of similar securities being sold during a comparable period of time;

o The Securities were offered pursuant to an underwriting or similar agreement under which the underwriters were committed to purchase all of the Securities being offered;

o The issuer of the Securities has been in continuous operation for at least three years;

o The amount of Securities purchased did not exceed 25% of the amount of the offering;

o The Securities were to be purchased at not more than the public offering price no later than the first day of the offering.


Along with Banc of America Securities, the following is a list of members of the underwriting syndicate for the aforementioned Securities: A.G. Edwards; George
K. Baum & Company; Citigroup; Edward D. Jones & Co., L.P.; Siebert Brandford Shank & Co., LLC; UMB Bank, N. A.; Stifel, Nicholas & Company, Inc.

Columbia Municipal Income Fund
On June 8, 2006 Columbia Municipal Income Fund purchased 100,000 par value of bonds of Missouri Housing Development Commission 4.75% 9/01/21 (Securities) for a Total purchase price of $100,000 from Stifel Nicholas pursuant to a public offering in which Banc of America Securities acted as a participating underwriter. Banc of America Securities may be considered to be an affiliate of the Fund.

The following information was collected pursuant to Rule 10f-3 procedures adopted by the Fund's Trustees:

o The Fund's advisor, Columbia Management Advisors, LLC. (Advisor) o believed that the gross underwriting spread associated with the purchase of the Securities was reasonable and fair compared to the spreads in connection with similar underwritings of similar securities being sold during a comparable period of time;

o The Securities were offered pursuant to an underwriting or similar agreement under which the underwriters were committed to purchase all of the Securities being offered;

o The issuer of the Securities has been in continuous operation for at least three years;

o The amount of Securities purchased did not exceed 25% of the amount of the offering;

o The Securities were to be purchased at not more than the public offering price no later than the first day of the offering.


Along with Banc of America Securities, the following is a list of members of the underwriting syndicate for the aforementioned Securities: A.G. Edwards; George
K. Baum & Company; Citigroup; Edward D. Jones & Co., L.P.; Siebert Brandford Shank & Co., LLC; UMB Bank, N. A.; Stifel, Nicholas & Company, Inc.



Columbia Municipal Income Fund
On May 18, 2006 Columbia Municipal Income Fund purchased 1,000,000 par value of bonds of Government Development Bank for Puerto Rico 5.00% 12/1/15 (Securities) for a Total purchase price of $100,000 from Lehman Brothers pursuant to a public offering in which Banc of America Securities acted as a participating underwriter. Banc of America Securities may be considered to be an affiliate of the Fund.

The following information was collected pursuant to Rule 10f-3 procedures adopted by the Fund's Trustees:

o The Fund's advisor, Columbia Management Advisors, LLC. (Advisor) o believed that the gross underwriting spread associated with the purchase of the Securities was reasonable and fair compared to the spreads in connection with similar underwritings of similar securities being sold during a comparable period of time;

o The Securities were offered pursuant to an underwriting or similar agreement under which the underwriters were committed to purchase all of the Securities being offered;

o The issuer of the Securities has been in continuous operation for at least three years;

o The amount of Securities purchased did not exceed 25% of the amount of the offering;

o The Securities were to be purchased at not more than the public offering price no later than the first day of the offering.


Along with Banc of America Securities, the following is a list of members of the underwriting syndicate for the aforementioned Securities: A.G. Edwards; George
K. Baum & Company; Citigroup; Edward D. Jones & Co., L.P.; Siebert Brandford Shank & Co., LLC; UMB Bank, N. A.; Stifel, Nicholas & Company, Inc.



On May 18, 2006 Columbia Municipal Income Fund purchased 100,000 par value of bonds of Government Development Bank for Puerto Rico 5.00% 12/1/15 (Securities) for a Total purchase price of $102,743 from Goldman Sachs pursuant to a public offering in which Banc of America Securities acted as a participating underwriter. Banc of America Securities may be considered to be an affiliate of the Fund.

The following information was collected pursuant to Rule 10f-3 procedures adopted by the Fund's Trustees:

o The Fund's advisor, Columbia Management Advisors, LLC. (Advisor) o believed that the gross underwriting spread associated with the purchase of the Securities was reasonable and fair compared to the spreads in connection with similar underwritings of similar securities being sold during a comparable period of time;

o The Securities were offered pursuant to an underwriting or similar agreement under which the underwriters were committed to purchase all of the Securities being offered;

o The issuer of the Securities has been in continuous operation for at least three years;

o The amount of Securities purchased did not exceed 25% of the amount of the offering;

o The Securities were to be purchased at not more than the public offering price no later than the first day of the offering.


Along with Banc of America Securities, the following is a list of members of the underwriting syndicate for the aforementioned Securities: A.G. Edwards; George
K. Baum & Company; Citigroup; Edward D. Jones & Co., L.P.; Siebert Brandford Shank & Co., LLC; UMB Bank, N. A.; Stifel, Nicholas & Company, Inc.








On May 23, 2006 Columbia Municipal Income Fund purchased 1,500,000 par value of bonds of New Jersey Transportation Trust Fund Authority 5.25% 12/15/23 (Securities) for a Total purchase price of $1,663,170 from Bear Stearns pursuant to a public offering in which Banc of America Securities acted as a participating underwriter. Banc of America Securities may be considered to be an affiliate of the Fund.

The following information was collected pursuant to Rule 10f-3 procedures adopted by the Fund's Trustees:

o The Fund's advisor, Columbia Management Advisors, LLC. (Advisor) o believed that the gross underwriting spread associated with the purchase of the Securities was reasonable and fair compared to the spreads in connection with similar underwritings of similar securities being sold during a comparable period of time;

o The Securities were offered pursuant to an underwriting or similar agreement under which the underwriters were committed to purchase all of the Securities being offered;

o The issuer of the Securities has been in continuous operation for at least three years;

o The amount of Securities purchased did not exceed 25% of the amount of the offering;

o The Securities were to be purchased at not more than the public offering price no later than the first day of the offering.


Along with Banc of America Securities, the following is a list of members of the underwriting syndicate for the aforementioned Securities: Bear Stearns & Co., Inc.; Citigroup Global Markets, Inc.; Goldman, Sachs & Co.;
Morgan Stanley; RBC Capital Markets; Siebert Brandford Shank & Co., LLC;
UBS Investment Bank; Wachovia Bank, National Association; A.G. Edwards & Sons, Inc.; Apex Pryor Securities; Banc of America Securities LLC; BB&T Capital Markets/Bergen Capital; Cabrera Capital Markets, Inc.; First Albany Capital, Inc.; Gates Capital Corporation; George K. Baum & Company; Howard Gary & Company; JPMorgan Securities; Jackson Securities, LLC; Janney Montgomery Scott LLC; JB Hanauer & Company; LaSalle Financial Services, Inc.; Lehman Brothers; Loop Capital Markets, LLC; M.R. Beal Company; Merrill Lynch; Morgan Keegan & Company, Inc.; Piper Jaffray & Co.; PNC Capital Markets, Inc.;
Popular Securities, Inc.; Powell Capital Markets, Inc.; Prager, Sealy & Co., LLC; Raymond James & Associates, Inc.; Roosevelt & Cross Incorporated; Ryan
Beck & Co.; Samuel A. Ramirez & Co., Inc.; Sovereign Securities Corporation, LLC; Sterne, Agee & Leach, Inc.; Sturdivant & Co.; Toussaint Capital Partners, LLC




On May 23, 2006 Columbia Municipal Income Fund purchased 450,000 par value of bonds of New Jersey Transportation Trust Fund Authority 5.25% 12/15/23 (Securities) for a Total purchase price of $498,951 from Goldman Sachs pursuant to a public offering in which Banc of America Securities acted as a participating underwriter. Banc of America Securities may be considered to be an affiliate of the Fund.

The following information was collected pursuant to Rule 10f-3 procedures adopted by the Fund's Trustees:

o The Fund's advisor, Columbia Management Advisors, LLC. (Advisor) o believed that the gross underwriting spread associated with the purchase of the Securities was reasonable and fair compared to the spreads in connection with similar underwritings of similar securities being sold during a comparable period of time;

o The Securities were offered pursuant to an underwriting or similar agreement under which the underwriters were committed to purchase all of the Securities being offered;

o The issuer of the Securities has been in continuous operation for at least three years;

o The amount of Securities purchased did not exceed 25% of the amount of the offering;

o The Securities were to be purchased at not more than the public offering price no later than the first day of the offering.


Along with Banc of America Securities, the following is a list of members of the underwriting syndicate for the aforementioned Securities: Bear Stearns & Co., Inc.; Citigroup Global Markets, Inc.; Goldman, Sachs & Co.;
Morgan Stanley; RBC Capital Markets; Siebert Brandford Shank & Co., LLC;
UBS Investment Bank; Wachovia Bank, National Association; A.G. Edwards & Sons, Inc.; Apex Pryor Securities; Banc of America Securities LLC; BB&T Capital Markets/Bergen Capital; Cabrera Capital Markets, Inc.; First Albany Capital, Inc.; Gates Capital Corporation; George K. Baum & Company; Howard Gary & Company; JPMorgan Securities; Jackson Securities, LLC; Janney Montgomery Scott LLC; JB Hanauer & Company; LaSalle Financial Services, Inc.; Lehman Brothers; Loop Capital Markets, LLC; M.R. Beal Company; Merrill Lynch; Morgan Keegan & Company, Inc.; Piper Jaffray & Co.; PNC Capital Markets, Inc.;
Popular Securities, Inc.; Powell Capital Markets, Inc.; Prager, Sealy & Co., LLC; Raymond James & Associates, Inc.; Roosevelt & Cross Incorporated; Ryan
Beck & Co.; Samuel A. Ramirez & Co., Inc.; Sovereign Securities Corporation, LLC; Sterne, Agee & Leach, Inc.; Sturdivant & Co.; Toussaint Capital Partners, LLC



On May 23, 2006 Columbia Municipal Income Fund purchased 450,000 par value of bonds of New Jersey Transportation Trust Fund Authority 5.25% 12/15/23 (Securities) for a Total purchase price of $498,951 from Citigroup pursuant to a public offering in which Banc of America Securities acted as a participating underwriter. Banc of America Securities may be considered to be an affiliate of the Fund.

The following information was collected pursuant to Rule 10f-3 procedures adopted by the Fund's Trustees:

o The Fund's advisor, Columbia Management Advisors, LLC. (Advisor) o believed that the gross underwriting spread associated with the purchase of the Securities was reasonable and fair compared to the spreads in connection with similar underwritings of similar securities being sold during a comparable period of time;

o The Securities were offered pursuant to an underwriting or similar agreement under which the underwriters were committed to purchase all of the Securities being offered;

o The issuer of the Securities has been in continuous operation for at least three years;

o The amount of Securities purchased did not exceed 25% of the amount of the offering;

o The Securities were to be purchased at not more than the public offering price no later than the first day of the offering.


Along with Banc of America Securities, the following is a list of members of the underwriting syndicate for the aforementioned Securities: Bear Stearns & Co., Inc.; Citigroup Global Markets, Inc.; Goldman, Sachs & Co.;
Morgan Stanley; RBC Capital Markets; Siebert Brandford Shank & Co., LLC;
UBS Investment Bank; Wachovia Bank, National Association; A.G. Edwards & Sons, Inc.; Apex Pryor Securities; Banc of America Securities LLC; BB&T Capital Markets/Bergen Capital; Cabrera Capital Markets, Inc.; First Albany Capital, Inc.; Gates Capital Corporation; George K. Baum & Company; Howard Gary & Company; JPMorgan Securities; Jackson Securities, LLC; Janney Montgomery Scott LLC; JB Hanauer & Company; LaSalle Financial Services, Inc.; Lehman Brothers; Loop Capital Markets, LLC; M.R. Beal Company; Merrill Lynch; Morgan Keegan & Company, Inc.; Piper Jaffray & Co.; PNC Capital Markets, Inc.;
Popular Securities, Inc.; Powell Capital Markets, Inc.; Prager, Sealy & Co., LLC; Raymond James & Associates, Inc.; Roosevelt & Cross Incorporated; Ryan
Beck & Co.; Samuel A. Ramirez & Co., Inc.; Sovereign Securities Corporation, LLC; Sterne, Agee & Leach, Inc.; Sturdivant & Co.; Toussaint Capital Partners, LLC


On May 23, 2006 Columbia Municipal Income Fund purchased 300,000 par value of bonds of New Jersey Transportation Trust Fund Authority 5.25% 12/15/23 (Securities) for a Total purchase price of $332,634 from RBC Capital Markets pursuant to a public offering in which Banc of America Securities acted as a participating underwriter. Banc of America Securities may be considered to be an affiliate of the Fund.

The following information was collected pursuant to Rule 10f-3 procedures adopted by the Fund's Trustees:

o The Fund's advisor, Columbia Management Advisors, LLC. (Advisor) o believed that the gross underwriting spread associated with the purchase of the Securities was reasonable and fair compared to the spreads in connection with similar underwritings of similar securities being sold during a comparable period of time;

o The Securities were offered pursuant to an underwriting or similar agreement under which the underwriters were committed to purchase all of the Securities being offered;

o The issuer of the Securities has been in continuous operation for at least three years;

o The amount of Securities purchased did not exceed 25% of the amount of the offering;

o The Securities were to be purchased at not more than the public offering price no later than the first day of the offering.


Along with Banc of America Securities, the following is a list of members of the underwriting syndicate for the aforementioned Securities: Bear Stearns & Co., Inc.; Citigroup Global Markets, Inc.; Goldman, Sachs & Co.;
Morgan Stanley; RBC Capital Markets; Siebert Brandford Shank & Co., LLC;
UBS Investment Bank; Wachovia Bank, National Association; A.G. Edwards & Sons, Inc.; Apex Pryor Securities; Banc of America Securities LLC; BB&T Capital Markets/Bergen Capital; Cabrera Capital Markets, Inc.; First Albany Capital, Inc.; Gates Capital Corporation; George K. Baum & Company; Howard Gary & Company; JPMorgan Securities; Jackson Securities, LLC; Janney Montgomery Scott LLC; JB Hanauer & Company; LaSalle Financial Services, Inc.; Lehman Brothers; Loop Capital Markets, LLC; M.R. Beal Company; Merrill Lynch; Morgan Keegan & Company, Inc.; Piper Jaffray & Co.; PNC Capital Markets, Inc.;
Popular Securities, Inc.; Powell Capital Markets, Inc.; Prager, Sealy & Co., LLC; Raymond James & Associates, Inc.; Roosevelt & Cross Incorporated; Ryan
Beck & Co.; Samuel A. Ramirez & Co., Inc.; Sovereign Securities Corporation, LLC; Sterne, Agee & Leach, Inc.; Sturdivant & Co.; Toussaint Capital Partners, LLC


On May 23, 2006 Columbia Municipal Income Fund purchased 300,000 par value of bonds of New Jersey Transportation Trust Fund Authority 5.25% 12/15/23 (Securities) for a Total purchase price of $332,634 from LaSalle Financial pursuant to a public offering in which Banc of America Securities acted as a participating underwriter. Banc of America Securities may be considered to be an affiliate of the Fund.

The following information was collected pursuant to Rule 10f-3 procedures adopted by the Fund's Trustees:

o The Fund's advisor, Columbia Management Advisors, LLC. (Advisor) o believed that the gross underwriting spread associated with the purchase of the Securities was reasonable and fair compared to the spreads in connection with similar underwritings of similar securities being sold during a comparable period of time;

o The Securities were offered pursuant to an underwriting or similar agreement under which the underwriters were committed to purchase all of the Securities being offered;

o The issuer of the Securities has been in continuous operation for at least three years;

o The amount of Securities purchased did not exceed 25% of the amount of the offering;

o The Securities were to be purchased at not more than the public offering price no later than the first day of the offering.


Along with Banc of America Securities, the following is a list of members of the underwriting syndicate for the aforementioned Securities: Bear Stearns & Co., Inc.; Citigroup Global Markets, Inc.; Goldman, Sachs & Co.;
Morgan Stanley; RBC Capital Markets; Siebert Brandford Shank & Co., LLC;
UBS Investment Bank; Wachovia Bank, National Association; A.G. Edwards & Sons, Inc.; Apex Pryor Securities; Banc of America Securities LLC; BB&T Capital Markets/Bergen Capital; Cabrera Capital Markets, Inc.; First Albany Capital, Inc.; Gates Capital Corporation; George K. Baum & Company; Howard Gary & Company; JPMorgan Securities; Jackson Securities, LLC; Janney Montgomery Scott LLC; JB Hanauer & Company; LaSalle Financial Services, Inc.; Lehman Brothers; Loop Capital Markets, LLC; M.R. Beal Company; Merrill Lynch; Morgan Keegan & Company, Inc.; Piper Jaffray & Co.; PNC Capital Markets, Inc.;
Popular Securities, Inc.; Powell Capital Markets, Inc.; Prager, Sealy & Co., LLC; Raymond James & Associates, Inc.; Roosevelt & Cross Incorporated; Ryan
Beck & Co.; Samuel A. Ramirez & Co., Inc.; Sovereign Securities Corporation, LLC; Sterne, Agee & Leach, Inc.; Sturdivant & Co.; Toussaint Capital Partners, LLC


Columbia South Carolina Municipal Bond Fund

On May 18, 2006 Columbia South Carolina Municipal Bond Fund purchased 260,000 par value of bonds of Government Development Bank for Puerto Rico 5.00% 12/1/15 (Securities) for a Total purchase price of $267,132 from Goldman Sachs pursuant to a public offering in which Banc of America Securities acted as a participating underwriter. Banc of America Securities may be considered to be an affiliate of the Fund.

The following information was collected pursuant to Rule 10f-3 procedures adopted by the Fund's Trustees:

o The Fund's advisor, Columbia Management Advisors, LLC. (Advisor) o believed that the gross underwriting spread associated with the purchase of the Securities was reasonable and fair compared to the spreads in connection with similar underwritings of similar securities being sold during a comparable period of time;

o The Securities were offered pursuant to an underwriting or similar agreement under which the underwriters were committed to purchase all of the Securities being offered;

o The issuer of the Securities has been in continuous operation for at least three years;

o The amount of Securities purchased did not exceed 25% of the amount of the offering;

o The Securities were to be purchased at not more than the public offering price no later than the first day of the offering.


Along with Banc of America Securities, the following is a list of members of the underwriting syndicate for the aforementioned Securities: A.G. Edwards; George
K. Baum & Company; Citigroup; Edward D. Jones & Co., L.P.; Siebert Brandford Shank & Co., LLC; UMB Bank, N. A.; Stifel, Nicholas & Company, Inc.


Columbia South Carolina Municipal Bond Fund

On June 9, 2006 Columbia South Carolina Municipal Bond Fund purchased 1,000,000 par value of bonds of South Carolina Charleston Education Excellence Financing Corp 5.00% 12/1/19 (Securities) for a Total purchase price of $1,045,450 from Citigroup pursuant to a public offering in which Banc of America Securities acted as a participating underwriter. Banc of America Securities may be considered to be an affiliate of the Fund.

The following information was collected pursuant to Rule 10f-3 procedures adopted by the Fund's Trustees:

o The Fund's advisor, Columbia Management Advisors, LLC. (Advisor) o believed that the gross underwriting spread associated with the purchase of the Securities was reasonable and fair compared to the spreads in connection with similar underwritings of similar securities being sold during a comparable period of time;

o The Securities were offered pursuant to an underwriting or similar agreement under which the underwriters were committed to purchase all of the Securities being offered;

o The issuer of the Securities has been in continuous operation for at least three years;

o The amount of Securities purchased did not exceed 25% of the amount of the offering;

o The Securities were to be purchased at not more than the public offering price no later than the first day of the offering.


Along with Banc of America Securities, the following is a list of members of the underwriting syndicate for the aforementioned Securities: Citigroup; UBS Investment Bank; Seibert Brandford Shank and Co. LLC.



Columbia South Carolina Municipal Bond Fund

On June 9, 2006 Columbia South Carolina Municipal Bond Fund purchased 600,000 par value of bonds of South Carolina Charleston Education Excellence Financing Corp 5.00% 12/1/19 (Securities) for a Total purchase price of $627,270 from UBS pursuant to a public offering in which Banc of America Securities acted as a participating underwriter. Banc of America Securities may be considered to be an affiliate of the Fund.

The following information was collected pursuant to Rule 10f-3 procedures adopted by the Fund's Trustees:

o The Fund's advisor, Columbia Management Advisors, LLC. (Advisor) o believed that the gross underwriting spread associated with the purchase of the Securities was reasonable and fair compared to the spreads in connection with similar underwritings of similar securities being sold during a comparable period of time;

o The Securities were offered pursuant to an underwriting or similar agreement under which the underwriters were committed to purchase all of the Securities being offered;

o The issuer of the Securities has been in continuous operation for at least three years;

o The amount of Securities purchased did not exceed 25% of the amount of the offering;

o The Securities were to be purchased at not more than the public offering price no later than the first day of the offering.


Along with Banc of America Securities, the following is a list of members of the underwriting syndicate for the aforementioned Securities: Citigroup; UBS Investment Bank; Seibert Brandford Shank and Co. LLC.





Columbia South Carolina Municipal Bond Fund

On June 9, 2006 Columbia South Carolina Municipal Bond Fund purchased 400,000 par value of bonds of South Carolina Charleston Education Excellence Financing Corp 5.00% 12/1/19 (Securities) for a Total purchase price of $418,180 from Seibert pursuant to a public offering in which Banc of America Securities acted as a participating underwriter. Banc of America Securities may be considered to be an affiliate of the Fund.

The following information was collected pursuant to Rule 10f-3 procedures adopted by the Fund's Trustees:

o The Fund's advisor, Columbia Management Advisors, LLC. (Advisor) o believed that the gross underwriting spread associated with the purchase of the Securities was reasonable and fair compared to the spreads in connection with similar underwritings of similar securities being sold during a comparable period of time;

o The Securities were offered pursuant to an underwriting or similar agreement under which the underwriters were committed to purchase all of the Securities being offered;

o The issuer of the Securities has been in continuous operation for at least three years;

o The amount of Securities purchased did not exceed 25% of the amount of the offering;

o The Securities were to be purchased at not more than the public offering price no later than the first day of the offering.


Along with Banc of America Securities, the following is a list of members of the underwriting syndicate for the aforementioned Securities: Citigroup; UBS Investment Bank; Seibert Brandford Shank and Co. LLC.

Columbia South Carolina Municipal Bond Fund

On June 9, 2006 Columbia South Carolina Municipal Bond Fund purchased 260,000 par value of bonds of South Carolina Charleston Education Excellence Financing Corp 5.00% 12/1/19 (Securities) for a Total purchase price of $267,132 from Goldman Sachs pursuant to a public offering in which Banc of America Securities acted as a participating underwriter. Banc of America Securities may be considered to be an affiliate of the Fund.

The following information was collected pursuant to Rule 10f-3 procedures adopted by the Fund's Trustees:

o The Fund's advisor, Columbia Management Advisors, LLC. (Advisor) o believed that the gross underwriting spread associated with the purchase of the Securities was reasonable and fair compared to the spreads in connection with similar underwritings of similar securities being sold during a comparable period of time;

o The Securities were offered pursuant to an underwriting or similar agreement under which the underwriters were committed to purchase all of the Securities being offered;

o The issuer of the Securities has been in continuous operation for at least three years;

o The amount of Securities purchased did not exceed 25% of the amount of the offering;

o The Securities were to be purchased at not more than the public offering price no later than the first day of the offering.


Along with Banc of America Securities, the following is a list of members of the underwriting syndicate for the aforementioned Securities: Citigroup; UBS Investment Bank; Seibert Brandford Shank and Co. LLC.





On May 2, 2006 Columbia Intermediate Core Bond Fund purchased 2,620,000 par value of bonds of Centex Corp 6.50% 5/1/16 (Securities) for a Total purchase price of $2,611,302 from Citi Group pursuant to a public offering in which Banc of America Securities acted as a participating underwriter. Banc of America Securities may be considered to be an affiliate of the Fund.

The following information was collected pursuant to Rule 10f-3 procedures adopted by the Fund's Trustees:

o The Fund's advisor, Columbia Management Advisors, LLC. (Advisor) o believed that the gross underwriting spread associated with the purchase of the Securities was reasonable and fair compared to the spreads in connection with similar underwritings of similar securities being sold during a comparable period of time;

o The Securities were offered pursuant to an underwriting or similar agreement under which the underwriters were committed to purchase all of the Securities being offered;

o The issuer of the Securities has been in continuous operation for at least three years;

o The amount of Securities purchased did not exceed 25% of the amount of the offering;

o The Securities were to be purchased at not more than the public offering price no later than the first day of the offering.


Along with Banc of America Securities, the following is a list of members of the underwriting syndicate for the aforementioned Securities: Citigroup; JP Morgan; Barclays Capital; BNP Paribas; Calyon Securities USA; Greenwich Capital Financial Product; SunTrust Robinson Humphrey.


On May 12, 2006 Columbia Intermediate Core Bond Fund purchased 715,000 par value of bonds of Embarq Corp 7.995% 6/1/16 (Securities) for a Total purchase price of $714,950 from Bear Stearns pursuant to a public offering in which Banc of America Securities acted as a participating underwriter. Banc of America Securities may be considered to be an affiliate of the Fund.

The following information was collected pursuant to Rule 10f-3 procedures adopted by the Fund's Trustees:

o The Fund's advisor, Columbia Management Advisors, LLC. (Advisor) o believed that the gross underwriting spread associated with the purchase of the Securities was reasonable and fair compared to the spreads in connection with similar underwritings of similar securities being sold during a comparable period of time;

o The Securities were offered pursuant to an underwriting or similar agreement under which the underwriters were committed to purchase all of the Securities being offered;

o The issuer of the Securities has been in continuous operation for at least three years;

o The amount of Securities purchased did not exceed 25% of the amount of the offering;

o The Securities were to be purchased at not more than the public offering price no later than the first day of the offering.


Along with Banc of America Securities, the following is a list of members of the underwriting syndicate for the aforementioned Securities: Bear, Stearns & Co. Inc.; Goldman, Sachs & Co.; Lehman Brothers; Citi Group; Barclays Capital; Mitsubishi UFJ Securities; JP Morgan; RBS Greenwich Capital; Wachovia Securities


On May 12, 2006 Columbia Intermediate Core Bond Fund purchased 715,000 par value of bonds of Embarq Corp 7.082% 6/1/16 (Securities) for a Total purchase price of $714,957 from Goldman Sachs pursuant to a public offering in which Banc of America Securities acted as a participating underwriter. Banc of America Securities may be considered to be an affiliate of the Fund.

The following information was collected pursuant to Rule 10f-3 procedures adopted by the Fund's Trustees:

o The Fund's advisor, Columbia Management Advisors, LLC. (Advisor) o believed that the gross underwriting spread associated with the purchase of the Securities was reasonable and fair compared to the spreads in connection with similar underwritings of similar securities being sold during a comparable period of time;

o The Securities were offered pursuant to an underwriting or similar agreement under which the underwriters were committed to purchase all of the Securities being offered;

o The issuer of the Securities has been in continuous operation for at least three years;

o The amount of Securities purchased did not exceed 25% of the amount of the offering;

o The Securities were to be purchased at not more than the public offering price no later than the first day of the offering.


Along with Banc of America Securities, the following is a list of members of the underwriting syndicate for the aforementioned Securities: Bear, Stearns & Co. Inc.; Goldman, Sachs & Co.; Lehman Brothers; Citi Group; Barclays Capital; Mitsubishi UFJ Securities; JP Morgan; RBS Greenwich Capital; Wachovia Securities


On June 6, 2006 Columbia Intermediate Core Bond Fund purchased 1,500,000 par value of bonds of Aetna Inc. 6.625% 6/15/36 (Securities) for a Total purchase price of $1,491,075 from Citi Group pursuant to a public offering in which Banc of America Securities acted as a participating underwriter. Banc of America Securities may be considered to be an affiliate of the Fund.

The following information was collected pursuant to Rule 10f-3 procedures adopted by the Fund's Trustees:

o The Fund's advisor, Columbia Management Advisors, LLC. (Advisor) o believed that the gross underwriting spread associated with the purchase of the Securities was reasonable and fair compared to the spreads in connection with similar underwritings of similar securities being sold during a comparable period of time;

o The Securities were offered pursuant to an underwriting or similar agreement under which the underwriters were committed to purchase all of the Securities being offered;

o The issuer of the Securities has been in continuous operation for at least three years;

o The amount of Securities purchased did not exceed 25% of the amount of the offering;

o The Securities were to be purchased at not more than the public offering price no later than the first day of the offering.


Along with Banc of America Securities, the following is a list of members of the underwriting syndicate for the aforementioned Securities: Citigroup; Deutsche Bank Securities Inc.; Goldman Sachs & Co.; JP Morgan; Wachovia Securities, Inc.; Barclays Capital; BNY Capital Markets; Credit Suisse; Fifth Third Securities, Inc.; LaSalle Bank NA; Lazard Capital Markets LLC; Morgan Stanley & Co., Inc.; Natcity Investments; Piper Jaffray & Co.; PNC Capital Markets; UBS Securities LLC.



On June 27, 2006 Columbia Intermediate Core Bond Fund purchased 1,510,000 par value of bonds of SabMiller PLC 6.2% 07/01/11 (Securities) for a Total purchase price of $1,508,928 from Barclays Capital pursuant to a public offering in which Banc of America Securities acted as a participating underwriter. Banc of America Securities may be considered to be an affiliate of the Fund.

The following information was collected pursuant to Rule 10f-3 procedures adopted by the Fund's Trustees:

o The Fund's advisor, Columbia Management Advisors, LLC. (Advisor) o believed that the gross underwriting spread associated with the purchase of the Securities was reasonable and fair compared to the spreads in connection with similar underwritings of similar securities being sold during a comparable period of time;

o The Securities were offered pursuant to an underwriting or similar agreement under which the underwriters were committed to purchase all of the Securities being offered;

o The issuer of the Securities has been in continuous operation for at least three years;

o The amount of Securities purchased did not exceed 25% of the amount of the offering;

o The Securities were to be purchased at not more than the public offering price no later than the first day of the offering.


Along with Banc of America Securities, the following is a list of members of the underwriting syndicate for the aforementioned Securities:Barclays Capital;
JP Morgan Securities; Morgan Stanley.



On May 23, 2006 Columbia Intermediate Core Bond Fund purchased 18,000,000 par value of bonds of Federal Home Loan Mortgage 5.25% 5/21/09 (Securities) for a Total purchase price of $17,997,660 from Lehman Brothers pursuant to a public offering in which Banc of America Securities acted as a participating underwriter. Banc of America Securities may be considered to be an affiliate of the Fund.

The following information was collected pursuant to Rule 10f-3 procedures adopted by the Fund's Trustees:

o The Fund's advisor, Columbia Management Advisors, LLC. (Advisor) o believed that the gross underwriting spread associated with the purchase of the Securities was reasonable and fair compared to the spreads in connection with similar underwritings of similar securities being sold during a comparable period of time;

o The Securities were offered pursuant to an underwriting or similar agreement under which the underwriters were committed to purchase all of the Securities being offered;

o The issuer of the Securities has been in continuous operation for at least three years;

o The amount of Securities purchased did not exceed 25% of the amount of the offering;

o The Securities were to be purchased at not more than the public offering price no later than the first day of the offering.


Along with Banc of America Securities, the following is a list of members of the underwriting syndicate for the aforementioned Securities: Deutsche Bank Securities Inc.; Merrill Lynch, Pierce, Fenner, & Smith Inc.; Morgan Stanley & Co, Inc.; Barclays Capital; Citigroup Global Markets Inc.; Credit Suisse
First Boston LLC; FTN Financial Capital Markets; Goldman Sachs & Co.; HSBC Securities (USA) Inc.; J.P. Morgan Securities, Inc.; Lehman Brothers, Inc.; Nomura Securities International, Inc.; UBS Securities LLC.

Columbia MD Intermediate Municipal Bond Fund

On September 27, 2006 Columbia MD Intermediate Municipal Bond Fund (Fund) purchased 575,000 par value of bonds of Commonwealth of Puerto Rico GO 5.25% 7/1/22 (Securities) for a Total purchase price of $599, 294 from Morgan Stanley pursuant to a public offering in which Banc of America Securities acted as a participating underwriter. Banc of America Securities may be considered to be an affiliate of the Fund.

The following information was collected pursuant to Rule 10f-3 procedures adopted by the Fund's Trustees:

o The Fund's advisor, Columbia Management Advisors, LLC. (Advisor) o believed that the gross underwriting spread associated with the purchase of the Securities was reasonable and fair compared to the spreads in connection with similar underwritings of similar securities being sold during a comparable period of time;

o The Securities were offered pursuant to an underwriting or similar agreement under which the underwriters were committed to purchase all of the Securities being offered;

o The issuer of the Securities has been in continuous operation for at least three years;

o The amount of Securities purchased did not exceed 25% of the amount of the offering;

o The Securities were to be purchased at not more than the public offering price no later than the first day of the offering.


Along with Banc of America Securities, the following is a list of members of the underwriting syndicate for the aforementioned Securities: Goldman Sachs & Co.; Banc of America Securities LLC; JP Morgan; Morgan Stanley; Raymond James & Associates, Inc.; Lehman Brothers; Citigroup; Merrill Lynch & Co.; Popular Securities; Samuel A. Ramirez & Co.; Wachovia Bank, National Association


Columbia Municipal Income Fund

On August 2, 2006 Columbia Municipal Income Fund (Fund) purchased 1,000,000 par value of bonds of Commonwealth of Puerto Rico GO 5.25% 7/1/23 (Securities) for a Total purchase price of $1,031,870 from Morgan Stanley pursuant to a public offering in which Banc of America Securities acted as a participating underwriter. Banc of America Securities may be considered to be an affiliate of the Fund.

The following information was collected pursuant to Rule 10f-3 procedures adopted by the Fund's Trustees:

o The Fund's advisor, Columbia Management Advisors, LLC. (Advisor) o believed that the gross underwriting spread associated with the purchase of the Securities was reasonable and fair compared to the spreads in connection with similar underwritings of similar securities being sold during a comparable period of time;

o The Securities were offered pursuant to an underwriting or similar agreement under which the underwriters were committed to purchase all of the Securities being offered;

o The issuer of the Securities has been in continuous operation for at least three years;

o The amount of Securities purchased did not exceed 25% of the amount of the offering;

o The Securities were to be purchased at not more than the public offering price no later than the first day of the offering.


Along with Banc of America Securities, the following is a list of members of the underwriting syndicate for the aforementioned Securities: Goldman Sachs & Co.; JP Morgan; Morgan Stanley; Raymond James & Associates, Inc.; Lehman Brothers; Citigroup; Merrill Lynch & Co.; Popular Securities; Samuel A. Ramirez & Co.; Wachovia Bank, National Association



Columbia North Carolina Intermediate Municipal Bond Fund

On September 21, 2006 Columbia North Carolina Intermediate Municipal Bond Fund
(Fund) purchased 750,000 par value of bonds of City of Raleigh (Securities) for a Total purchase price of $819,255 from CitiGroup pursuant to a public offering in which Banc of America Securities acted as a participating underwriter. Banc of America Securities may be considered to be an affiliate of the Fund.

The following information was collected pursuant to Rule 10f-3 procedures adopted by the Fund's Trustees:

o The Fund's advisor, Columbia Management Advisors, LLC. (Advisor) o believed that the gross underwriting spread associated with the purchase of the Securities was reasonable and fair compared to the spreads in connection with similar underwritings of similar securities being sold during a comparable period of time;

o The Securities were offered pursuant to an underwriting or similar agreement under which the underwriters were committed to purchase all of the Securities being offered;

o The issuer of the Securities has been in continuous operation for at least three years;

o The amount of Securities purchased did not exceed 25% of the amount of the offering;

o The Securities were to be purchased at not more than the public offering price no later than the first day of the offering.


Along with Banc of America Securities, the following is a list of members of the underwriting syndicate for the aforementioned Securities: Citigroup; A.G. Edwards; Banc of America Securities LLC; Wachovia Securities; Davenport & Company LLC



Columbia Total Return Bond Fund

On September 27, 2006 Columbia Total Return Bond Fund (Fund) purchased 35,000 par value of bonds of Service Corp 7.35% 10/01/14 (Securities) for a Total purchase price of $35,000 from Lehman Brothers pursuant to a public offering in which Banc of America Securities acted as a participating underwriter. Banc of America Securities may be considered to be an affiliate of the Fund.

The following information was collected pursuant to Rule 10f-3 procedures adopted by the Fund's Trustees:

o The Fund's advisor, Columbia Management Advisors, LLC. (Advisor) o believed that the gross underwriting spread associated with the purchase of the Securities was reasonable and fair compared to the spreads in connection with similar underwritings of similar securities being sold during a comparable period of time;

o The Securities were offered pursuant to an underwriting or similar agreement under which the underwriters were committed to purchase all of the Securities being offered;

o The issuer of the Securities has been in continuous operation for at least three years;

o The amount of Securities purchased did not exceed 25% of the amount of the offering;

o The Securities were to be purchased at not more than the public offering price no later than the first day of the offering.


Along with Banc of America Securities, the following is a list of members of the underwriting syndicate for the aforementioned Securities: JP Morgan; Merrill Lynch & Co.; Banc of America Securities LLC; Lehman Brothers; Morgan Keegan & Co.; Raymond James & Associates Inc.



On June 22, 2006 Columbia Total Return Bond Fund purchased 2,300,000 par value of bonds of Federal Home Loan Bank 5.375% 7/17/09 (Securities) for a Total purchase price of $2,295,676 from Morgan Stanley pursuant to a public offering in which Banc of America Securities acted as a participating underwriter. Banc of America Securities may be considered to be an affiliate of the Fund.

The following information was collected pursuant to Rule 10f-3 procedures adopted by the Fund's Trustees:

o The Fund's advisor, Columbia Management Advisors, LLC. (Advisor) o believed that the gross underwriting spread associated with the purchase of the Securities was reasonable and fair compared to the spreads in connection with similar underwritings of similar securities being sold during a comparable period of time;

o The Securities were offered pursuant to an underwriting or similar agreement under which the underwriters were committed to purchase all of the Securities being offered;

o The issuer of the Securities has been in continuous operation for at least three years;

o The amount of Securities purchased did not exceed 25% of the amount of the offering;

o The Securities were to be purchased at not more than the public offering price no later than the first day of the offering.


Along with Banc of America Securities, the following is a list of members of the underwriting syndicate for the aforementioned Securities: Deutsche Bank Securities Inc.; Merrill Lynch, Pierce, Fenner, & Smith Inc.; Morgan Stanley & Co, Inc.; Barclays Capital; Citigroup Global Markets Inc.; Credit Suisse
First Boston LLC; FTN Financial Capital Markets; Goldman Sachs & Co.; HSBC Securities (USA) Inc.; J.P. Morgan Securities, Inc.; Lehman Brothers, Inc.; Nomura Securities International, Inc.; UBS Securities LLC.







Columbia Total Return Bond Fund

On September 27, 2006 Columbia Total Return Bond Fund (Fund) purchased 25,000 par value of bonds of Service Corp 7.35% 10/01/18 (Securities) for a Total purchase price of $25,000 from Lehman Brothers pursuant to a public offering in which Banc of America Securities acted as a participating underwriter. Banc of America Securities may be considered to be an affiliate of the Fund.

The following information was collected pursuant to Rule 10f-3 procedures adopted by the Fund's Trustees:

o The Fund's advisor, Columbia Management Advisors, LLC. (Advisor) o believed that the gross underwriting spread associated with the purchase of the Securities was reasonable and fair compared to the spreads in connection with similar underwritings of similar securities being sold during a comparable period of time;

o The Securities were offered pursuant to an underwriting or similar agreement under which the underwriters were committed to purchase all of the Securities being offered;

o The issuer of the Securities has been in continuous operation for at least three years;

o The amount of Securities purchased did not exceed 25% of the amount of the offering;

o The Securities were to be purchased at not more than the public offering price no later than the first day of the offering.


Along with Banc of America Securities, the following is a list of members of the underwriting syndicate for the aforementioned Securities: JP Morgan; Merrill Lynch & Co.; Banc of America Securities LLC; Lehman Brothers; Morgan Keegan & Co.; Raymond James & Associates Inc.



On May 23, 2006 Columbia Total Return Bond Fund purchased 7,300,000 par value of bonds of Federal Home Loan Mortgage 5.25% 5/21/09 (Securities) for a Total purchase price of $7,299,051 from Lehman Brothers pursuant to a public offering in which Banc of America Securities acted as a participating underwriter. Banc of America Securities may be considered to be an affiliate of the Fund.

The following information was collected pursuant to Rule 10f-3 procedures adopted by the Fund's Trustees:

o The Fund's advisor, Columbia Management Advisors, LLC. (Advisor) o believed that the gross underwriting spread associated with the purchase of the Securities was reasonable and fair compared to the spreads in connection with similar underwritings of similar securities being sold during a comparable period of time;

o The Securities were offered pursuant to an underwriting or similar agreement under which the underwriters were committed to purchase all of the Securities being offered;

o The issuer of the Securities has been in continuous operation for at least three years;

o The amount of Securities purchased did not exceed 25% of the amount of the offering;

o The Securities were to be purchased at not more than the public offering price no later than the first day of the offering.


Along with Banc of America Securities, the following is a list of members of the underwriting syndicate for the aforementioned Securities: Deutsche Bank Securities Inc.; Merrill Lynch, Pierce, Fenner, & Smith Inc.; Morgan Stanley & Co, Inc.; Barclays Capital; Citigroup Global Markets Inc.; Credit Suisse
First Boston LLC; FTN Financial Capital Markets; Goldman Sachs & Co.; HSBC Securities (USA) Inc.; J.P. Morgan Securities, Inc.; Lehman Brothers, Inc.; Nomura Securities International, Inc.; UBS Securities LLC.

Columbia Total Return Bond Fund

On July 26, 2006 Columbia Total Return Bond Fund (Fund) purchased 60,000 par value of bonds of Verso Paper 9.125% 08/01/14 (Securities) for a Total purchase price of $60,000 from Credit Suisse pursuant to a public offering in which Banc of America Securities acted as a participating underwriter. Banc of America Securities may be considered to be an affiliate of the Fund.

The following information was collected pursuant to Rule 10f-3 procedures adopted by the Fund's Trustees:

o The Fund's advisor, Columbia Management Advisors, LLC. (Advisor) o believed that the gross underwriting spread associated with the purchase of the Securities was reasonable and fair compared to the spreads in connection with similar underwritings of similar securities being sold during a comparable period of time;

o The Securities were offered pursuant to an underwriting or similar agreement under which the underwriters were committed to purchase all of the Securities being offered;

o The issuer of the Securities has been in continuous operation for at least three years;

o The amount of Securities purchased did not exceed 25% of the amount of the offering;

o The Securities were to be purchased at not more than the public offering price no later than the first day of the offering.


Along with Banc of America Securities, the following is a list of members of the underwriting syndicate for the aforementioned Securities: Credit Suisse; Lehman Brothers; ABN Amro; Banc of America Securities LLC; CitiGroup; Fifth Third Securities Inc.



Columbia Total Return Bond Fund

On July 26, 2006 Columbia Total Return Bond Fund (Fund) purchased 40,000 par value of bonds of Verso Paper Holdings LLC FRN (Securities) for a Total purchase price of $40,000 from Credit Suisse pursuant to a public offering in which Banc of America Securities acted as a participating underwriter. Banc of America Securities may be considered to be an affiliate of the Fund.

The following information was collected pursuant to Rule 10f-3 procedures adopted by the Fund's Trustees:

o The Fund's advisor, Columbia Management Advisors, LLC. (Advisor) o believed that the gross underwriting spread associated with the purchase of the Securities was reasonable and fair compared to the spreads in connection with similar underwritings of similar securities being sold during a comparable period of time;

o The Securities were offered pursuant to an underwriting or similar agreement under which the underwriters were committed to purchase all of the Securities being offered;

o The issuer of the Securities has been in continuous operation for at least three years;

o The amount of Securities purchased did not exceed 25% of the amount of the offering;

o The Securities were to be purchased at not more than the public offering price no later than the first day of the offering.


Along with Banc of America Securities, the following is a list of members of the underwriting syndicate for the aforementioned Securities: Credit Suisse; Lehman Brothers; ABN Amro; Banc of America Securities LLC; CitiGroup; Fifth Third Securities Inc.










Columbia  Asset Allocation Fund II

On July 13, 2006 Columbia Asset Allocation Fund II (Fund) purchased
100,000 par value of bonds of Lehman Brothers Hldgs Inc. 5.75% 7/18/11 (Securities) for a Total purchase price of $99,709 from Lehman Brothers pursuant to a public offering in which Banc of America Securities acted as a participating underwriter. Banc of America Securities may be considered to be an affiliate of the Fund.

The following information was collected pursuant to Rule 10f-3 procedures adopted by the Fund's Trustees:

o The Fund's advisor, Columbia Management Advisors, LLC. (Advisor) o believed that the gross underwriting spread associated with the purchase of the Securities was reasonable and fair compared to the spreads in connection with similar underwritings of similar securities being sold during a comparable period of time;

o The Securities were offered pursuant to an underwriting or similar agreement under which the underwriters were committed to purchase all of the Securities being offered;

o The issuer of the Securities has been in continuous operation for at least three years;

o The amount of Securities purchased did not exceed 25% of the amount of the offering;

o The Securities were to be purchased at not more than the public offering price no later than the first day of the offering.


Along with Banc of America Securities, the following is a list of members of the underwriting syndicate for the aforementioned Securities: Lehman Brothers; ABN Amro; Banc of America Securities LLC; Calyon Securities; Citigroup; Daiwa Securities SMBC Europe LTD; HVB Capital Markets Inc./New York; ING Belgium SA/NV; Santander Cantral Hispano Inv Securities; Standard Chartered Bank; SunTrust Robinson Humphrey










Columbia Asset Allocation Fund II

On August 31, 2006 Columbia Asset Allocation Fund II (Fund) purchased
150,000 par value of bonds of Lockheed Martin 6.15% 9/01/36 (Securities) for a Total purchase price of $149,877 from Lehman Brothers pursuant to a public offering in which Banc of America Securities acted as a participating underwriter. Banc of America Securities may be considered to be an affiliate of the Fund.

The following information was collected pursuant to Rule 10f-3 procedures adopted by the Fund's Trustees:

o The Fund's advisor, Columbia Management Advisors, LLC. (Advisor) o believed that the gross underwriting spread associated with the purchase of the Securities was reasonable and fair compared to the spreads in connection with similar underwritings of similar securities being sold during a comparable period of time;

o The Securities were offered pursuant to an underwriting or similar agreement under which the underwriters were committed to purchase all of the Securities being offered;

o The issuer of the Securities has been in continuous operation for at least three years;

o The amount of Securities purchased did not exceed 25% of the amount of the offering;

o The Securities were to be purchased at not more than the public offering price no later than the first day of the offering.


Along with Banc of America Securities, the following is a list of members of the underwriting syndicate for the aforementioned Securities: Bank of America; UBS Investment Bank/US












Columbia Georgia Intermediate Municipal Bond Fund

On September 15, 2006 Columbia Georgia Intermediate Municipal Bond Fund (Fund) purchased 200,000 par value of bonds of Puerto Rico Infrastructure Financing Authority 5.00% 7/1/20 (Securities) for a Total purchase price of $211,048 from Goldman Sachs pursuant to a public offering in which Banc of America Securities acted as a participating underwriter. Banc of America Securities may be considered to be an affiliate of the Fund.

The following information was collected pursuant to Rule 10f-3 procedures adopted by the Fund's Trustees:

o The Fund's advisor, Columbia Management Advisors, LLC. (Advisor) o believed that the gross underwriting spread associated with the purchase of the Securities was reasonable and fair compared to the spreads in connection with similar underwritings of similar securities being sold during a comparable period of time;

o The Securities were offered pursuant to an underwriting or similar agreement under which the underwriters were committed to purchase all of the Securities being offered;

o The issuer of the Securities has been in continuous operation for at least three years;

o The amount of Securities purchased did not exceed 25% of the amount of the offering;

o The Securities were to be purchased at not more than the public offering price no later than the first day of the offering.


Along with Banc of America Securities, the following is a list of members of the underwriting syndicate for the aforementioned Securities: UBS Investment Bank; Banc of America Securities LLC; JP Morgan; Popular Securities; Merrill Lynch & Co.; Citigroup; Lehman Brothers; Raymond James & Associates, Inc.; Wachovia Bank, National Association; Goldman Sachs & Co.; Morgan Stanley; Samuel A. Ramirez & Co.;







Columbia Marsico 21st Century Fund

On September 28, 2006 Columbia Marsico 21st Century Fund (Fund) purchased 315,755 par value of bonds of CIBC Bare Escentuals Inc.(Securities) for a Total purchase price of $6,946,610 from CIBC World Markets pursuant to a public offering in which Banc of America Securities acted as a participating underwriter. Banc of America Securities may be considered to be an affiliate of the Fund.

The following information was collected pursuant to Rule 10f-3 procedures adopted by the Fund's Trustees:

o The Fund's advisor, Columbia Management Advisors, LLC. (Advisor) o believed that the gross underwriting spread associated with the purchase of the Securities was reasonable and fair compared to the spreads in connection with similar underwritings of similar securities being sold during a comparable period of time;

o The Securities were offered pursuant to an underwriting or similar agreement under which the underwriters were committed to purchase all of the Securities being offered;

o The issuer of the Securities has been in continuous operation for at least three years;

o The amount of Securities purchased did not exceed 25% of the amount of the offering;

o The Securities were to be purchased at not more than the public offering price no later than the first day of the offering.


Along with Banc of America Securities, the following is a list of members of the underwriting syndicate for the aforementioned Securities: Goldman Sachs & Co.; CIBC World Markets; Banc of America Securities LLC; Piper Jaffray; Sun Trust Robinson Humphrey; Thomas Weisel Partners LLC; Sanders Morris Harris





Columbia Marsico 21st Century Fund

On September 28, 2006 Columbia Marsico 21st Century Fund (Fund) purchased 315,755 par value of bonds of CIBC Bare Escentuals Inc. (Securities) for a Total purchase price of $6,946,610 from CIBC World Markets pursuant to a public offering in which Banc of America Securities acted as a participating underwriter. Banc of America Securities may be considered to be an affiliate of the Fund.

The following information was collected pursuant to Rule 10f-3 procedures adopted by the Fund's Trustees:

o The Fund's advisor, Columbia Management Advisors, LLC. (Advisor) o believed that the gross underwriting spread associated with the purchase of the Securities was reasonable and fair compared to the spreads in connection with similar underwritings of similar securities being sold during a comparable period of time;

o The Securities were offered pursuant to an underwriting or similar agreement under which the underwriters were committed to purchase all of the Securities being offered;

o The issuer of the Securities has been in continuous operation for at least three years;

o The amount of Securities purchased did not exceed 25% of the amount of the offering;

o The Securities were to be purchased at not more than the public offering price no later than the first day of the offering.


Along with Banc of America Securities, the following is a list of members of the underwriting syndicate for the aforementioned Securities: Goldman Sachs & Co.; CIBC World Markets; Banc of America Securities LLC; Piper Jaffray; Sun Trust Robinson Humphrey; Thomas Weisel Partners LLC; Sanders Morris Harris


Columbia Marsico 21st Century Fund

On September 28, 2006 Columbia Marsico 21st Century Fund (Fund) purchased 1,403 par value of bonds of CIBC Bare Escentuals Inc. (Securities) for a Total purchase price of $30,866 from Goldman Sachs pursuant to a public offering in which Banc of America Securities acted as a participating underwriter. Banc of America Securities may be considered to be an affiliate of the Fund.

The following information was collected pursuant to Rule 10f-3 procedures adopted by the Fund's Trustees:

o The Fund's advisor, Columbia Management Advisors, LLC. (Advisor) o believed that the gross underwriting spread associated with the purchase of the Securities was reasonable and fair compared to the spreads in connection with similar underwritings of similar securities being sold during a comparable period of time;

o The Securities were offered pursuant to an underwriting or similar agreement under which the underwriters were committed to purchase all of the Securities being offered;

o The issuer of the Securities has been in continuous operation for at least three years;

o The amount of Securities purchased did not exceed 25% of the amount of the offering;

o The Securities were to be purchased at not more than the public offering price no later than the first day of the offering.


Along with Banc of America Securities, the following is a list of members of the underwriting syndicate for the aforementioned Securities: Goldman Sachs & Co.; CIBC World Markets; Banc of America Securities LLC; Piper Jaffray; Sun Trust Robinson Humphrey; Thomas Weisel Partners LLC; Sanders Morris Harris



Columbia Total Return Bond Fund

On September 14, 2006 Columbia Total Return Bond Fund (Fund) purchased 560,000 par value of bonds of Anadarko Petroleum Corp 5.95% 9/15/16 (Securities) for a Total purchase price of $557,61 from CIBC World Markets pursuant to a public offering in which Banc of America Securities acted as a participating underwriter. Banc of America Securities may be considered to be an affiliate of the Fund.

The following information was collected pursuant to Rule 10f-3 procedures adopted by the Fund's Trustees:

o The Fund's advisor, Columbia Management Advisors, LLC. (Advisor) o believed that the gross underwriting spread associated with the purchase of the Securities was reasonable and fair compared to the spreads in connection with similar underwritings of similar securities being sold during a comparable period of time;

o The Securities were offered pursuant to an underwriting or similar agreement under which the underwriters were committed to purchase all of the Securities being offered;

o The issuer of the Securities has been in continuous operation for at least three years;

o The amount of Securities purchased did not exceed 25% of the amount of the offering;

o The Securities were to be purchased at not more than the public offering price no later than the first day of the offering.


Along with Banc of America Securities, the following is a list of members of the underwriting syndicate for the aforementioned Securities: Citigroup; Credit Suisse; Goldman Sachs & Co.; UBS Securities LLC; Banc of America Securities LLC; BMO Capital Markets; BNP Paribas; Deutsche Bank Securities Inc; Greenwich Capital Markets Inc.; LaSalle Bank, NA; Mitsubishi UFJ Securities Co. Ltd; Morgan Stanley; Wachovia Securities Inc., Calyon Securities USA Inc.; DnB NOR Markets; Scotia Capital Inc.; SG Americas Securities LLC



Columbia Asset Allocation Fund II

On September 14, 2006 Columbia Asset Allocation Fund II (Fund) purchased 100,000 par value of bonds of Anadarko Petroleum Corp 5.95% 9/15/36 (Securities) for a Total purchase price of $99,528 from Credit Suisse pursuant to a public offering in which Banc of America Securities acted as a participating underwriter. Banc of America Securities may be considered to be an affiliate of the Fund.

The following information was collected pursuant to Rule 10f-3 procedures adopted by the Fund's Trustees:

o The Fund's advisor, Columbia Management Advisors, LLC. (Advisor) o believed that the gross underwriting spread associated with the purchase of the Securities was reasonable and fair compared to the spreads in connection with similar underwritings of similar securities being sold during a comparable period of time;

o The Securities were offered pursuant to an underwriting or similar agreement under which the underwriters were committed to purchase all of the Securities being offered;

o The issuer of the Securities has been in continuous operation for at least three years;

o The amount of Securities purchased did not exceed 25% of the amount of the offering;

o The Securities were to be purchased at not more than the public offering price no later than the first day of the offering.


Along with Banc of America Securities, the following is a list of members of the underwriting syndicate for the aforementioned Securities: Citigroup; Credit Suisse; Goldman Sachs & Co.; UBS Securities LLC; Banc of America Securities LLC;
 BMO Capital Markets; BNP Paribas; Deutsche Bank Securities Inc; Greenwich Capital Markets Inc.; LaSalle Bank, NA; Mitsubishi UFJ Securities Co. Ltd; Morgan Stanley; Wachovia Securities Inc., Calyon Securities USA Inc.; DnB NOR Markets; Scotia Capital Inc.; SG Americas Securities LLC



Columbia Total Return Bond Fund

On September 14, 2006 Columbia Total Return Bond Fund (Fund) purchased 600,000 par value of bonds of Anadarko Petroleum Corp 5.95% 9/15/16 (Securities) for a Total purchase price of $597,168 from Credit Suisse pursuant to a public offering in which Banc of America Securities acted as a participating underwriter. Banc of America Securities may be considered to be an affiliate of the Fund.

The following information was collected pursuant to Rule 10f-3 procedures adopted by the Fund's Trustees:

o The Fund's advisor, Columbia Management Advisors, LLC. (Advisor) o believed that the gross underwriting spread associated with the purchase of the Securities was reasonable and fair compared to the spreads in connection with similar underwritings of similar securities being sold during a comparable period of time;

o The Securities were offered pursuant to an underwriting or similar agreement under which the underwriters were committed to purchase all of the Securities being offered;

o The issuer of the Securities has been in continuous operation for at least three years;

o The amount of Securities purchased did not exceed 25% of the amount of the offering;

o The Securities were to be purchased at not more than the public offering price no later than the first day of the offering.


Along with Banc of America Securities, the following is a list of members of the underwriting syndicate for the aforementioned Securities: Citigroup; Credit Suisse; Goldman Sachs & Co.; UBS Securities LLC; Banc of America Securities LLC; BMO Capital Markets; BNP Paribas; Deutsche Bank Securities Inc; Greenwich Capital Markets Inc.; LaSalle Bank, NA; Mitsubishi UFJ Securities Co. Ltd; Morgan Stanley; Wachovia Securities Inc., Calyon Securities USA Inc.; DnB NOR Markets; Scotia Capital Inc.; SG Americas Securities LLC







Corporate Bond Portfolio

On September 14, 2006 Corporate Bond Portfolio (Fund) purchased 70,000 par value of bonds of Anadarko Petroleum Corp 5.95% 9/15/36 (Securities) for a Total purchase price of $69,670 from Credit Suisse pursuant to a public offering in which Banc of America Securities acted as a participating underwriter. Banc of America Securities may be considered to be an affiliate of the Fund.

The following information was collected pursuant to Rule 10f-3 procedures adopted by the Fund's Trustees:

o The Fund's advisor, Columbia Management Advisors, LLC. (Advisor) o believed that the gross underwriting spread associated with the purchase of the Securities was reasonable and fair compared to the spreads in connection with similar underwritings of similar securities being sold during a comparable period of time;

o The Securities were offered pursuant to an underwriting or similar agreement under which the underwriters were committed to purchase all of the Securities being offered;

o The issuer of the Securities has been in continuous operation for at least three years;

o The amount of Securities purchased did not exceed 25% of the amount of the offering;

o The Securities were to be purchased at not more than the public offering price no later than the first day of the offering.


Along with Banc of America Securities, the following is a list of members of the underwriting syndicate for the aforementioned Securities: Citigroup; Credit Suisse; Goldman Sachs & Co.; UBS Securities LLC; Banc of America Securities LLC; BMO Capital Markets; BNP Paribas; Deutsche Bank Securities Inc; Greenwich Capital Markets Inc.; LaSalle Bank, NA; Mitsubishi UFJ Securities Co. Ltd; Morgan Stanley; Wachovia Securities Inc., Calyon Securities USA Inc.; DnB NOR Markets; Scotia Capital Inc.; SG Americas Securities LLC




Columbia Total Return Bond Fund

On August 1, 2006 Columbia Total Return Bond Fund (Fund) purchased 25,000 par value of bonds of Ashtead Capital 9.00% 08/15/16 (Securities) for a Total purchase price of $25,000 from CitiGroup pursuant to a public offering in which Banc of America Securities acted as a participating underwriter. Banc of America Securities may be considered to be an affiliate of the Fund.

The following information was collected pursuant to Rule 10f-3 procedures adopted by the Fund's Trustees:

o The Fund's advisor, Columbia Management Advisors, LLC. (Advisor) o believed that the gross underwriting spread associated with the purchase of the Securities was reasonable and fair compared to the spreads in connection with similar underwritings of similar securities being sold during a comparable period of time;

o The Securities were offered pursuant to an underwriting or similar agreement under which the underwriters were committed to purchase all of the Securities being offered;

o The issuer of the Securities has been in continuous operation for at least three years;

o The amount of Securities purchased did not exceed 25% of the amount of the offering;

o The Securities were to be purchased at not more than the public offering price no later than the first day of the offering.


Along with Banc of America Securities, the following is a list of members of the underwriting syndicate for the aforementioned Securities: Citigroup; Deutsche Bank Securities, Inc.; UBS Securities LLC; Bank of America Securities LLC



Columbia Marsico 21st Century Fund

On September 28, 2006 Columbia Marsico 21st Century Fund (Fund) purchased 315,755 par value of equities of Bare Escentuals Inc. (Securities) for a Total purchase price of $6,946,610 from CIBC World Markets pursuant to a public offering in which Banc of America Securities acted as a participating underwriter. Banc of America Securities may be considered to be an affiliate of the Fund.

The following information was collected pursuant to Rule 10f-3 procedures adopted by the Fund's Trustees:

o The Fund's advisor, Columbia Management Advisors, LLC. (Advisor) o believed that the gross underwriting spread associated with the purchase of the Securities was reasonable and fair compared to the spreads in connection with similar underwritings of similar securities being sold during a comparable period of time;

o The Securities were offered pursuant to an underwriting or similar agreement under which the underwriters were committed to purchase all of the Securities being offered;

o The issuer of the Securities has been in continuous operation for at least three years;

o The amount of Securities purchased did not exceed 25% of the amount of the offering;

o The Securities were to be purchased at not more than the public offering price no later than the first day of the offering.


Along with Banc of America Securities, the following is a list of members of the underwriting syndicate for the aforementioned Securities: Goldman Sachs & Co.; CIBC World Markets; Banc of America Securities LLC; Piper Jaffray; Sun Trust Robinson Humphrey; Thomas Weisel Partners LLC; Sanders Morris Harris









Columbia Marsico 21st Century Fund

On September 28, 2006 Columbia Marsico 21st Century Fund (Fund) purchased 1,403 par value of equities of Bare Escentuals Inc.(Securities) for a Total purchase price of $30,866 from Goldman Sachs pursuant to a public offering in which Banc of America Securities acted as a participating underwriter. Banc of America Securities may be considered to be an affiliate of the Fund.

The following information was collected pursuant to Rule 10f-3 procedures adopted by the Fund's Trustees:

o The Fund's advisor, Columbia Management Advisors, LLC. (Advisor) o believed that the gross underwriting spread associated with the purchase of the Securities was reasonable and fair compared to the spreads in connection with similar underwritings of similar securities being sold during a comparable period of time;

o The Securities were offered pursuant to an underwriting or similar agreement under which the underwriters were committed to purchase all of the Securities being offered;

o The issuer of the Securities has been in continuous operation for at least three years;

o The amount of Securities purchased did not exceed 25% of the amount of the offering;

o The Securities were to be purchased at not more than the public offering price no later than the first day of the offering.


Along with Banc of America Securities, the following is a list of members of the underwriting syndicate for the aforementioned Securities: Goldman Sachs & Co.; CIBC World Markets; Banc of America Securities LLC; Piper Jaffray; Sun Trust Robinson Humphrey; Thomas Weisel Partners LLC; Sanders Morris Harris












Columbia Marsico 21st Century Fund

On September 28, 2006 Columbia Marsico 21st Century Fund (Fund) purchased 3,635 par value of equities of Bare Escentuals Inc.(Securities) for a Total purchase price of $79,970 from National Financial Services pursuant to a public offering in which Banc of America Securities acted as a participating underwriter. Banc of America Securities may be considered to be an affiliate of the Fund.

The following information was collected pursuant to Rule 10f-3 procedures adopted by the Fund's Trustees:

o The Fund's advisor, Columbia Management Advisors, LLC. (Advisor) o believed that the gross underwriting spread associated with the purchase of the Securities was reasonable and fair compared to the spreads in connection with similar underwritings of similar securities being sold during a comparable period of time;

o The Securities were offered pursuant to an underwriting or similar agreement under which the underwriters were committed to purchase all of the Securities being offered;

o The issuer of the Securities has been in continuous operation for at least three years;

o The amount of Securities purchased did not exceed 25% of the amount of the offering;

o The Securities were to be purchased at not more than the public offering price no later than the first day of the offering.


Along with Banc of America Securities, the following is a list of members of the underwriting syndicate for the aforementioned Securities: Goldman Sachs & Co.; CIBC World Markets; Banc of America Securities LLC; Piper Jaffray; Sun Trust Robinson Humphrey; Thomas Weisel Partners LLC; Sanders Morris Harris



Columbia Total Return Bond Fund

On September 7, 2006 Columbia Total Return Bond Fund (Fund) purchased 6,805 par value of notes of CIT Group Inc 5.85% 9/15/16 (Securities) for a Total purchase price of $6,800,373 from JP Morgan pursuant to a public offering in which Banc of America Securities acted as a participating underwriter. Banc of America Securities may be considered to be an affiliate of the Fund.

The following information was collected pursuant to Rule 10f-3 procedures adopted by the Fund's Trustees:

o The Fund's advisor, Columbia Management Advisors, LLC. (Advisor) o believed that the gross underwriting spread associated with the purchase of the Securities was reasonable and fair compared to the spreads in connection with similar underwritings of similar securities being sold during a comparable period of time;

o The Securities were offered pursuant to an underwriting or similar agreement under which the underwriters were committed to purchase all of the Securities being offered;

o The issuer of the Securities has been in continuous operation for at least three years;

o The amount of Securities purchased did not exceed 25% of the amount of the offering;

o The Securities were to be purchased at not more than the public offering price no later than the first day of the offering.


Along with Banc of America Securities, the following is a list of members of the underwriting syndicate for the aforementioned Securities: Banc of America Securities LLC; Deutsche Bank Securities Inc.; JP Morgan; Bear Stearns & Co Inc; BNY Capital Markets; Citigroup Global Markets Inc.; Credit Suisse; LaSalle Bank, NA; Merrill Lynch & Co.; Mitsubishi UFJ Securities Co Ltd; Wachovia Capital Markets










Corporate Bond Portfolio

On September 7, 2006 Corporate Bond Portfolio (Fund) purchased 770,000 par value of notes of CIT Group Inc 5.85% 9/15/16 (Securities) for a Total purchase price of $769,476 from JP Morgan pursuant to a public offering in which Banc of America Securities acted as a participating underwriter. Banc of America Securities may be considered to be an affiliate of the Fund.

The following information was collected pursuant to Rule 10f-3 procedures adopted by the Fund's Trustees:

o The Fund's advisor, Columbia Management Advisors, LLC. (Advisor) o believed that the gross underwriting spread associated with the purchase of the Securities was reasonable and fair compared to the spreads in connection with similar underwritings of similar securities being sold during a comparable period of time;

o The Securities were offered pursuant to an underwriting or similar agreement under which the underwriters were committed to purchase all of the Securities being offered;

o The issuer of the Securities has been in continuous operation for at least three years;

o The amount of Securities purchased did not exceed 25% of the amount of the offering;

o The Securities were to be purchased at not more than the public offering price no later than the first day of the offering.


Along with Banc of America Securities, the following is a list of members of the underwriting syndicate for the aforementioned Securities: Banc of America Securities LLC; Deutsche Bank Securities Inc.; JP Morgan; Bear Stearns & Co Inc;
 BNY Capital Markets; Citigroup Global Markets Inc.; Credit Suisse; LaSalle Bank, NA; Merrill Lynch & Co.; Mitsubishi UFJ Securities Co Ltd; Wachovia Capital Markets



Columbia Total Return Bond Fund

On August 10, 2006 Columbia Total Return Bond Fund (Fund) purchased 1,115,000 par value of notes of CVS Corp (Securities) for a Total purchase price of $1,112,993 from Lehman Brothers pursuant to a public offering in which Banc of America Securities acted as a participating underwriter. Banc of America Securities may be considered to be an affiliate of the Fund.

The following information was collected pursuant to Rule 10f-3 procedures adopted by the Fund's Trustees:

o The Fund's advisor, Columbia Management Advisors, LLC. (Advisor) o believed that the gross underwriting spread associated with the purchase of the Securities was reasonable and fair compared to the spreads in connection with similar underwritings of similar securities being sold during a comparable period of time;

o The Securities were offered pursuant to an underwriting or similar agreement under which the underwriters were committed to purchase all of the Securities being offered;

o The issuer of the Securities has been in continuous operation for at least three years;

o The amount of Securities purchased did not exceed 25% of the amount of the offering;

o The Securities were to be purchased at not more than the public offering price no later than the first day of the offering.


Along with Banc of America Securities, the following is a list of members of the underwriting syndicate for the aforementioned Securities: Banc of America Securities LLC; BNY Capital Markets; Lehman Brothers; Wachovia Securities Inc.; BB&T Capital Markets; Daiwa Securities SMBC Europe Ltd; HSBC Securities; JP Morgan; Morgan Stanley; Piper Jaffray & Co.; Wells Fargo








Corporate Bond Portfolio

On August 10, 2006 Corporate Bond Portfolio (Fund) purchased 120,000 par value of notes of CVS Group (Securities) for a Total purchase price of $120,000 from Lehman Brothers pursuant to a public offering in which Banc of America Securities acted as a participating underwriter. Banc of America Securities may be considered to be an affiliate of the Fund.

The following information was collected pursuant to Rule 10f-3 procedures adopted by the Fund's Trustees:

o The Fund's advisor, Columbia Management Advisors, LLC. (Advisor) o believed that the gross underwriting spread associated with the purchase of the Securities was reasonable and fair compared to the spreads in connection with similar underwritings of similar securities being sold during a comparable period of time;

o The Securities were offered pursuant to an underwriting or similar agreement under which the underwriters were committed to purchase all of the Securities being offered;

o The issuer of the Securities has been in continuous operation for at least three years;

o The amount of Securities purchased did not exceed 25% of the amount of the offering;

o The Securities were to be purchased at not more than the public offering price no later than the first day of the offering.


Along with Banc of America Securities, the following is a list of members of the underwriting syndicate for the aforementioned Securities: Banc of America Securities LLC; BNY Capital Markets; Lehman Brothers; Wachovia Securities Inc.; BB&T Capital Markets; Daiwa Securities SMBC Europe Ltd; HSBC Securities; JP Morgan; Morgan Stanley; Piper Jaffray & Co.; Wells Fargo









Columbia Total Return Bond Fund

On August 23, 2006 Columbia Total Return Bond Fund (Fund) purchased 2,535,000 par value of notes of Capital One Financial 6.15% 9/01/16 (Securities) for a Total purchase price of $2,527,142 from JP Morgan pursuant to a public offering in which Banc of America Securities acted as a participating underwriter. Banc of America Securities may be considered to be an affiliate of the Fund.

The following information was collected pursuant to Rule 10f-3 procedures adopted by the Fund's Trustees:

o The Fund's advisor, Columbia Management Advisors, LLC. (Advisor) o believed that the gross underwriting spread associated with the purchase of the Securities was reasonable and fair compared to the spreads in connection with similar underwritings of similar securities being sold during a comparable period of time;

o The Securities were offered pursuant to an underwriting or similar agreement under which the underwriters were committed to purchase all of the Securities being offered;

o The issuer of the Securities has been in continuous operation for at least three years;

o The amount of Securities purchased did not exceed 25% of the amount of the offering;

o The Securities were to be purchased at not more than the public offering price no later than the first day of the offering.


Along with Banc of America Securities, the following is a list of members of the underwriting syndicate for the aforementioned Securities: Banc of America Securities LLC; Barclays Capital; JP Morgan; Credit Suisse; Morgan Stanley; Wachovia Securities Inc.










Corporate Bond Portfolio

On August 23, 2006 Corporate Bond Portfolio (Fund) purchased 275,000 par value of notes of Capital One Financial 6.15% 9/01/16 (Securities) for a Total purchase price of $274,148 from JP Morgan pursuant to a public offering in which Banc of America Securities acted as a participating underwriter. Banc of America Securities may be considered to be an affiliate of the Fund.

The following information was collected pursuant to Rule 10f-3 procedures adopted by the Fund's Trustees:

o The Fund's advisor, Columbia Management Advisors, LLC. (Advisor) o believed that the gross underwriting spread associated with the purchase of the Securities was reasonable and fair compared to the spreads in connection with similar underwritings of similar securities being sold during a comparable period of time;

o The Securities were offered pursuant to an underwriting or similar agreement under which the underwriters were committed to purchase all of the Securities being offered;

o The issuer of the Securities has been in continuous operation for at least three years;

o The amount of Securities purchased did not exceed 25% of the amount of the offering;

o The Securities were to be purchased at not more than the public offering price no later than the first day of the offering.


Along with Banc of America Securities, the following is a list of members of the underwriting syndicate for the aforementioned Securities: Banc of America Securities LLC; Barclays Capital; JP Morgan; Credit Suisse; Morgan Stanley; Wachovia Securities Inc.












Columbia Total Return Bond Fund

On September 5, 2006 Columbia Total Return Bond Fund (Fund) purchased 2,340,000 par value of notes of Capital One Financial 6.15% 9/15/11 (Securities) for a Total purchase price of $2,338,877 from JP Morgan pursuant to a public offering in which Banc of America Securities acted as a participating underwriter. Banc of America Securities may be considered to be an affiliate of the Fund.

The following information was collected pursuant to Rule 10f-3 procedures adopted by the Fund's Trustees:

o The Fund's advisor, Columbia Management Advisors, LLC. (Advisor) o believed that the gross underwriting spread associated with the purchase of the Securities was reasonable and fair compared to the spreads in connection with similar underwritings of similar securities being sold during a comparable period of time;

o The Securities were offered pursuant to an underwriting or similar agreement under which the underwriters were committed to purchase all of the Securities being offered;

o The issuer of the Securities has been in continuous operation for at least three years;

o The amount of Securities purchased did not exceed 25% of the amount of the offering;

o The Securities were to be purchased at not more than the public offering price no later than the first day of the offering.


Along with Banc of America Securities, the following is a list of members of the underwriting syndicate for the aforementioned Securities: Banc of America Securities LLC; Barclays Capital; JP Morgan; Credit Suisse; Morgan Stanley; Wachovia Securities Inc.









Corporate Bond Portfolio

On September 5, 2006 Corporate Bond Portfolio (Fund) purchased 275,000 par value of notes of Capital One Financial 6.15% 9/01/16 (Securities) for a Total purchase price of $274,148 from JP Morgan pursuant to a public offering in which Banc of America Securities acted as a participating underwriter. Banc of America Securities may be considered to be an affiliate of the Fund.

The following information was collected pursuant to Rule 10f-3 procedures adopted by the Fund's Trustees:

o The Fund's advisor, Columbia Management Advisors, LLC. (Advisor) o believed that the gross underwriting spread associated with the purchase of the Securities was reasonable and fair compared to the spreads in connection with similar underwritings of similar securities being sold during a comparable period of time;

o The Securities were offered pursuant to an underwriting or similar agreement under which the underwriters were committed to purchase all of the Securities being offered;

o The issuer of the Securities has been in continuous operation for at least three years;

o The amount of Securities purchased did not exceed 25% of the amount of the offering;

o The Securities were to be purchased at not more than the public offering price no later than the first day of the offering.


Along with Banc of America Securities, the following is a list of members of the underwriting syndicate for the aforementioned Securities: Banc of America Securities LLC; Barclays Capital; JP Morgan; Credit Suisse; Morgan Stanley; Wachovia Securities Inc.












Columbia Total Return Bond Fund

On August 10, 2006 Columbia Total Return Bond Fund (Fund) purchased 190,000 par value of notes of Constellation Brands 7.25% 09/01/16 (Securities) for a Total purchase price of $188,138 from CitiGroup pursuant to a public offering in which Banc of America Securities acted as a participating underwriter. Banc of America Securities may be considered to be an affiliate of the Fund.

The following information was collected pursuant to Rule 10f-3 procedures adopted by the Fund's Trustees:

o The Fund's advisor, Columbia Management Advisors, LLC. (Advisor) o believed that the gross underwriting spread associated with the purchase of the Securities was reasonable and fair compared to the spreads in connection with similar underwritings of similar securities being sold during a comparable period of time;

o The Securities were offered pursuant to an underwriting or similar agreement under which the underwriters were committed to purchase all of the Securities being offered;

o The issuer of the Securities has been in continuous operation for at least three years;

o The amount of Securities purchased did not exceed 25% of the amount of the offering;

o The Securities were to be purchased at not more than the public offering price no later than the first day of the offering.


Along with Banc of America Securities, the following is a list of members of the underwriting syndicate for the aforementioned Securities: Citgroup; JP Morgan; Scotia Capital Inc.











Columbia Total Return Bond Fund

On September 13, 2006 Columbia Total Return Bond Fund (Fund) purchased 755,000 par value of notes of FPL Group Capital Var 6.35% 10/1/66 (Securities) for a Total purchase price of $754,034 from Merrill Lynch pursuant to a public offering in which Banc of America Securities acted as a participating underwriter. Banc of America Securities may be considered to be an affiliate of the Fund.

The following information was collected pursuant to Rule 10f-3 procedures adopted by the Fund's Trustees:

o The Fund's advisor, Columbia Management Advisors, LLC. (Advisor) o believed that the gross underwriting spread associated with the purchase of the Securities was reasonable and fair compared to the spreads in connection with similar underwritings of similar securities being sold during a comparable period of time;

o The Securities were offered pursuant to an underwriting or similar agreement under which the underwriters were committed to purchase all of the Securities being offered;

o The issuer of the Securities has been in continuous operation for at least three years;

o The amount of Securities purchased did not exceed 25% of the amount of the offering;

o The Securities were to be purchased at not more than the public offering price no later than the first day of the offering.


Along with Banc of America Securities, the following is a list of members of the underwriting syndicate for the aforementioned Securities: Banc of America Securities LLC; Credit Suisse; JP Morgan; Lehman Brothers; Merrill Lynch & Co.; ABN Amro; Barclays Capital; Calyon Securities USA Inc.; Greenwich Capital Markets Inc.; Keybanc Capital Markets; Lazard Capital Markets LLC; Scotia Capital Inc.











Corporate Bond Portfolio

On September 13, 2006 Corporate Bond Portfolio (Fund) purchased 90,000 par value of notes of FPL Group Capital Var 6.35% 10/1/66 (Securities) for a Total purchase price of $89,885 from Merrill Lynch pursuant to a public offering in which Banc of America Securities acted as a participating underwriter. Banc of America Securities may be considered to be an affiliate of the Fund.

The following information was collected pursuant to Rule 10f-3 procedures adopted by the Fund's Trustees:

o The Fund's advisor, Columbia Management Advisors, LLC. (Advisor) o believed that the gross underwriting spread associated with the purchase of the Securities was reasonable and fair compared to the spreads in connection with similar underwritings of similar securities being sold during a comparable period of time;

o The Securities were offered pursuant to an underwriting or similar agreement under which the underwriters were committed to purchase all of the Securities being offered;

o The issuer of the Securities has been in continuous operation for at least three years;

o The amount of Securities purchased did not exceed 25% of the amount of the offering;

o The Securities were to be purchased at not more than the public offering price no later than the first day of the offering.


Along with Banc of America Securities, the following is a list of members of the underwriting syndicate for the aforementioned Securities:













Columbia Marsico 21st Century Fund

On September 28, 2006 Columbia Marsico 21st Century Fund (Fund) purchased 315,755 par value of equities of Bare Escentuals Inc.(Securities) for a Total purchase price of $6,946,610 from CIBC World Markets pursuant to a public offering in which Banc of America Securities acted as a participating underwriter. Banc of America Securities may be considered to be an affiliate of the Fund.

The following information was collected pursuant to Rule 10f-3 procedures adopted by the Fund's Trustees:

o The Fund's advisor, Columbia Management Advisors, LLC. (Advisor) o believed that the gross underwriting spread associated with the purchase of the Securities was reasonable and fair compared to the spreads in connection with similar underwritings of similar securities being sold during a comparable period of time;

o The Securities were offered pursuant to an underwriting or similar agreement under which the underwriters were committed to purchase all of the Securities being offered;

o The issuer of the Securities has been in continuous operation for at least three years;

o The amount of Securities purchased did not exceed 25% of the amount of the offering;

o The Securities were to be purchased at not more than the public offering price no later than the first day of the offering.


Along with Banc of America Securities, the following is a list of members of the underwriting syndicate for the aforementioned Securities: Goldman Sachs & Co.; CIBC World Markets; Banc of America Securities LLC; Piper Jaffray; Sun Trust Robinson Humphrey; Thomas Weisel Partners LLC; Sanders Morris Harris











Columbia Marsico 21st Century Fund

On September 28, 2006 Columbia Marsico 21st Century Fund (Fund) purchased 1,403 par value of equities of Bare Escentuals Inc.(Securities) for a Total purchase price of $30,866 from Goldman Sachs pursuant to a public offering in which Banc of America Securities acted as a participating underwriter. Banc of America Securities may be considered to be an affiliate of the Fund.

The following information was collected pursuant to Rule 10f-3 procedures adopted by the Fund's Trustees:

o The Fund's advisor, Columbia Management Advisors, LLC. (Advisor) o believed that the gross underwriting spread associated with the purchase of the Securities was reasonable and fair compared to the spreads in connection with similar underwritings of similar securities being sold during a comparable period of time;

o The Securities were offered pursuant to an underwriting or similar agreement under which the underwriters were committed to purchase all of the Securities being offered;

o The issuer of the Securities has been in continuous operation for at least three years;

o The amount of Securities purchased did not exceed 25% of the amount of the offering;

o The Securities were to be purchased at not more than the public offering price no later than the first day of the offering.


Along with Banc of America Securities, the following is a list of members of the underwriting syndicate for the aforementioned Securities: Goldman Sachs & Co.; CIBC World Markets; Banc of America Securities LLC; Piper Jaffray; Sun Trust Robinson Humphrey; Thomas Weisel Partners LLC; Sanders Morris Harris












Columbia Marsico 21st Century Fund

On September 28, 2006 Columbia Marsico 21st Century Fund (Fund) purchased 3,635 par value of equities of Bare Escentuals Inc.(Securities) for a Total purchase price of $79,970 from National Financial Services pursuant to a public offering in which Banc of America Securities acted as a participating underwriter. Banc of America Securities may be considered to be an affiliate of the Fund.

The following information was collected pursuant to Rule 10f-3 procedures adopted by the Fund's Trustees:

o The Fund's advisor, Columbia Management Advisors, LLC. (Advisor) o believed that the gross underwriting spread associated with the purchase of the Securities was reasonable and fair compared to the spreads in connection with similar underwritings of similar securities being sold during a comparable period of time;

o The Securities were offered pursuant to an underwriting or similar agreement under which the underwriters were committed to purchase all of the Securities being offered;

o The issuer of the Securities has been in continuous operation for at least three years;

o The amount of Securities purchased did not exceed 25% of the amount of the offering;

o The Securities were to be purchased at not more than the public offering price no later than the first day of the offering.


Along with Banc of America Securities, the following is a list of members of the underwriting syndicate for the aforementioned Securities: Goldman Sachs & Co.; CIBC World Markets; Banc of America Securities LLC; Piper Jaffray; Sun Trust Robinson Humphrey; Thomas Weisel Partners LLC; Sanders Morris Harris















Columbia Total Return Bond Fund

On August 15, 2006 Columbia Total Return Bond Fund (Fund) purchased 3,150,000 par value of notes of Fannie Mae 5.25% 9/15/16 (Securities) for a Total purchase price of $3,130,943 from Deutsche Bank pursuant to a public offering in which Banc of America Securities acted as a participating underwriter. Banc of America Securities may be considered to be an affiliate of the Fund.

The following information was collected pursuant to Rule 10f-3 procedures adopted by the Fund's Trustees:

o The Fund's advisor, Columbia Management Advisors, LLC. (Advisor) o believed that the gross underwriting spread associated with the purchase of the Securities was reasonable and fair compared to the spreads in connection with similar underwritings of similar securities being sold during a comparable period of time;

o The Securities were offered pursuant to an underwriting or similar agreement under which the underwriters were committed to purchase all of the Securities being offered;

o The issuer of the Securities has been in continuous operation for at least three years;

o The amount of Securities purchased did not exceed 25% of the amount of the offering;

o The Securities were to be purchased at not more than the public offering price no later than the first day of the offering.


Along with Banc of America Securities, the following is a list of members of the underwriting syndicate for the aforementioned Securities: Banc of America Securities LLC; Barclays Capital; JP Morgan; Credit Suisse; Morgan Stanley; Wachovia Securities Inc.



Columbia Total Return Bond Fund

On June 26, 2006 Columbia Total Return Bond Fund (Fund) purchased 285,000 par value of notes of Petrohawk Energy 9.125% 07/15/13 (Securities) for a Total purchase price of $281,395 from Credit Suisse pursuant to a public offering in which Banc of America Securities acted as a participating underwriter. Banc of America Securities may be considered to be an affiliate of the Fund.

The following information was collected pursuant to Rule 10f-3 procedures adopted by the Fund's Trustees:

o The Fund's advisor, Columbia Management Advisors, LLC. (Advisor) o believed that the gross underwriting spread associated with the purchase of the Securities was reasonable and fair compared to the spreads in connection with similar underwritings of similar securities being sold during a comparable period of time;

o The Securities were offered pursuant to an underwriting or similar agreement under which the underwriters were committed to purchase all of the Securities being offered;

o The issuer of the Securities has been in continuous operation for at least three years;

o The amount of Securities purchased did not exceed 25% of the amount of the offering;

o The Securities were to be purchased at not more than the public offering price no later than the first day of the offering.


Along with Banc of America Securities, the following is a list of members of the underwriting syndicate for the aforementioned Securities: BNP Paribas; Credit Suisse; Lehman Brothers; Harris Nesbitt; JP Morgan; Morgan STanley.











Columbia Asset Allocation Fund II

On July 13, 2006 Columbia Asset Allocation Fund II (Fund) purchased 100,000 par value of bonds of Lehman Brothers Holdings (Securities) for a Total purchase price of $99,709 from Lehman Brothers pursuant to a public offering in which Banc of America Securities acted as a participating underwriter. Banc of America Securities may be considered to be an affiliate of the Fund.

The following information was collected pursuant to Rule 10f-3 procedures adopted by the Fund's Trustees:

o The Fund's advisor, Columbia Management Advisors, LLC. (Advisor) o believed that the gross underwriting spread associated with the purchase of the Securities was reasonable and fair compared to the spreads in connection with similar underwritings of similar securities being sold during a comparable period of time;

o The Securities were offered pursuant to an underwriting or similar agreement under which the underwriters were committed to purchase all of the Securities being offered;

o The issuer of the Securities has been in continuous operation for at least three years;

o The amount of Securities purchased did not exceed 25% of the amount of the offering;

o The Securities were to be purchased at not more than the public offering price no later than the first day of the offering.


Along with Banc of America Securities, the following is a list of members of the underwriting syndicate for the aforementioned Securities: Lehman Brothers; ABN Amro; Banc of America Securities LLC; Calyon Securities; Citigroup; Daiwa Securities SMBC Europe LTD; HVB Capital Markets Inc./New York; ING Belgium SA/NV; Santander Cantral Hispano Inv Securities; Standard Chartered Bank; SunTrust Robinson Humphrey










Columbia Asset Allocation Fund II

On August 31, 2006 Columbia Asset Allocation Fund II (Fund) purchased 150,000 par value of bonds of Lockheed Martin (Securities) for a Total purchase price of $149,877 from UBS pursuant to a public offering in which Banc of America Securities acted as a participating underwriter. Banc of America Securities may be considered to be an affiliate of the Fund.

The following information was collected pursuant to Rule 10f-3 procedures adopted by the Fund's Trustees:

o The Fund's advisor, Columbia Management Advisors, LLC. (Advisor) o believed that the gross underwriting spread associated with the purchase of the Securities was reasonable and fair compared to the spreads in connection with similar underwritings of similar securities being sold during a comparable period of time;

o The Securities were offered pursuant to an underwriting or similar agreement under which the underwriters were committed to purchase all of the Securities being offered;

o The issuer of the Securities has been in continuous operation for at least three years;

o The amount of Securities purchased did not exceed 25% of the amount of the offering;

o The Securities were to be purchased at not more than the public offering price no later than the first day of the offering.


Along with Banc of America Securities, the following is a list of members of the underwriting syndicate for the aforementioned Securities: Bank of America; UBS Investment Bank/US












Columbia Total Return Bond Fund

On August 15, 2006 Columbia Total Return Bond Fund (Fund) purchased 195,000 par value of notes of Lyondell Chemical 8.00% 9/15/14 (Securities) for a Total purchase price of $195,000 from JP Morgan pursuant to a public offering in which Banc of America Securities acted as a participating underwriter. Banc of America Securities may be considered to be an affiliate of the Fund.

The following information was collected pursuant to Rule 10f-3 procedures adopted by the Fund's Trustees:

o The Fund's advisor, Columbia Management Advisors, LLC. (Advisor) o believed that the gross underwriting spread associated with the purchase of the Securities was reasonable and fair compared to the spreads in connection with similar underwritings of similar securities being sold during a comparable period of time;

o The Securities were offered pursuant to an underwriting or similar agreement under which the underwriters were committed to purchase all of the Securities being offered;

o The issuer of the Securities has been in continuous operation for at least three years;

o The amount of Securities purchased did not exceed 25% of the amount of the offering;

o The Securities were to be purchased at not more than the public offering price no later than the first day of the offering.


Along with Banc of America Securities, the following is a list of members of the underwriting syndicate for the aforementioned Securities: Banc of America Securities LLC; Citigroup; JP Morgan; Morgan Stanley; BNY Capital Markets; Deutsche Bank Securities Inc.; HVB Capital Markets Inc./New York; Natexis Belichroeder Inc.; Scotia Capital Inc.; Societe Generale; UBS Securities LLC; Wachovia Securities, Inc.










Columbia Total Return Bond Fund

On August 15, 2006 Columbia Total Return Bond Fund (Fund) purchased 140,000 par value of notes of Lyondell Chemical 8.25% 9/15/16 (Securities) for a Total purchase price of $140,000 from JP Morgan pursuant to a public offering in which Banc of America Securities acted as a participating underwriter. Banc of America Securities may be considered to be an affiliate of the Fund.

The following information was collected pursuant to Rule 10f-3 procedures adopted by the Fund's Trustees:

o The Fund's advisor, Columbia Management Advisors, LLC. (Advisor) o believed that the gross underwriting spread associated with the purchase of the Securities was reasonable and fair compared to the spreads in connection with similar underwritings of similar securities being sold during a comparable period of time;

o The Securities were offered pursuant to an underwriting or similar agreement under which the underwriters were committed to purchase all of the Securities being offered;

o The issuer of the Securities has been in continuous operation for at least three years;

o The amount of Securities purchased did not exceed 25% of the amount of the offering;

o The Securities were to be purchased at not more than the public offering price no later than the first day of the offering.


Along with Banc of America Securities, the following is a list of members of the underwriting syndicate for the aforementioned Securities: Banc of America Securities LLC; Citigroup; JP Morgan; Morgan Stanley; BNY Capital Markets; Deutsche Bank Securities Inc.; HVB Capital Markets Inc./New York; Natexis Belichroeder Inc.; Scotia Capital Inc.; Societe Generale; UBS Securities LLC; Wachovia Securities, Inc.










Columbia MD Intermediate Municipal Bond Fund

On May 23, 2006 Columbia MD Intermediate Municipal Bond Fund (Fund) purchased 250,000 par value of notes of NJ Transportation Trust Fund Authority 5.25% 12/15/19 (Securities) for a Total purchase price of $277,195 from Bear Stearns pursuant to a public offering in which Banc of America Securities acted as a participating underwriter. Banc of America Securities may be considered to be an affiliate of the Fund.

The following information was collected pursuant to Rule 10f-3 procedures adopted by the Fund's Trustees:

o The Fund's advisor, Columbia Management Advisors, LLC. (Advisor) o believed that the gross underwriting spread associated with the purchase of the Securities was reasonable and fair compared to the spreads in connection with similar underwritings of similar securities being sold during a comparable period of time;

o The Securities were offered pursuant to an underwriting or similar agreement under which the underwriters were committed to purchase all of the Securities being offered;

o The issuer of the Securities has been in continuous operation for at least three years;

o The amount of Securities purchased did not exceed 25% of the amount of the offering;

o The Securities were to be purchased at not more than the public offering price no later than the first day of the offering.


Along with Banc of America Securities, the following is a list of members of the underwriting syndicate for the aforementioned Securities:
Bear Stearns & Co., Inc.; Citigroup Global Markets, Inc.; Goldman, Sachs & Co.; Morgan Stanley; RBC Capital Markets; Siebert Brandford Shank & Co., LLC;
UBS Investment Bank; Wachovia Bank, National Association; A.G. Edwards & Sons, Inc.; Apex Pryor Securities; Banc of America Securities LLC; BB&T Capital Markets/Bergen Capital; Cabrera Capital Markets, Inc.; First Albany Capital, Inc.; Gates Capital Corporation; George K. Baum & Company; Howard Gary & Company; JPMorgan Securities; Jackson Securities, LLC; Janney Montgomery Scott LLC; JB Hanauer & Company; LaSalle Financial Services, Inc.; Lehman Brothers; Loop Capital Markets, LLC; M.R. Beal Company; Merrill Lynch; Morgan Keegan & Company, Inc.; Piper Jaffray & Co.; PNC Capital Markets, Inc.;
Popular Securities, Inc.; Powell Capital Markets, Inc.; Prager, Sealy & Co., LLC; Raymond James & Associates, Inc.; Roosevelt & Cross Incorporated; Ryan
Beck & Co.; Samuel A. Ramirez & Co., Inc.; Sovereign Securities Corporation, LLC; Sterne, Agee & Leach, Inc.; Sturdivant & Co.; Toussaint Capital Partners, LLC











Columbia MD Intermediate Municipal Bond Fund

On May 23, 2006 Columbia MD Intermediate Municipal Bond Fund (Fund) purchased 75,000 par value of notes of NJ Transportation Trust Fund Authority 5.25% 12/15/20 (Securities) for a Total purchase price of $83,159 from Goldman Sachs pursuant to a public offering in which Banc of America Securities acted as a participating underwriter. Banc of America Securities may be considered to be an affiliate of the Fund.

The following information was collected pursuant to Rule 10f-3 procedures adopted by the Fund's Trustees:

o The Fund's advisor, Columbia Management Advisors, LLC. (Advisor) o believed that the gross underwriting spread associated with the purchase of the Securities was reasonable and fair compared to the spreads in connection with similar underwritings of similar securities being sold during a comparable period of time;

o The Securities were offered pursuant to an underwriting or similar agreement under which the underwriters were committed to purchase all of the Securities being offered;

o The issuer of the Securities has been in continuous operation for at least three years;

o The amount of Securities purchased did not exceed 25% of the amount of the offering;

o The Securities were to be purchased at not more than the public offering price no later than the first day of the offering.


Along with Banc of America Securities, the following is a list of members of the underwriting syndicate for the aforementioned Securities:
Bear Stearns & Co., Inc.; Citigroup Global Markets, Inc.; Goldman, Sachs & Co.; Morgan Stanley; RBC Capital Markets; Siebert Brandford Shank & Co., LLC;
UBS Investment Bank; Wachovia Bank, National Association; A.G. Edwards & Sons, Inc.; Apex Pryor Securities; Banc of America Securities LLC; BB&T Capital Markets/Bergen Capital; Cabrera Capital Markets, Inc.; First Albany Capital, Inc.; Gates Capital Corporation; George K. Baum & Company; Howard Gary & Company; JPMorgan Securities; Jackson Securities, LLC; Janney Montgomery Scott LLC; JB Hanauer & Company; LaSalle Financial Services, Inc.; Lehman Brothers; Loop Capital Markets, LLC; M.R. Beal Company; Merrill Lynch; Morgan Keegan & Company, Inc.; Piper Jaffray & Co.; PNC Capital Markets, Inc.;
Popular Securities, Inc.; Powell Capital Markets, Inc.; Prager, Sealy & Co., LLC; Raymond James & Associates, Inc.; Roosevelt & Cross Incorporated; Ryan
Beck & Co.; Samuel A. Ramirez & Co., Inc.; Sovereign Securities Corporation, LLC; Sterne, Agee & Leach, Inc.; Sturdivant & Co.; Toussaint Capital Partners, LLC












Columbia MD Intermediate Municipal Bond Fund

On May 23, 2006 Columbia MD Intermediate Municipal Bond Fund (Fund) purchased 75,000 par value of notes of NJ Transportation Trust Fund Authority 5.25% 12/15/21 (Securities) for a Total purchase price of $83,159 from Citigroup pursuant to a public offering in which Banc of America Securities acted as a participating underwriter. Banc of America Securities may be considered to be an affiliate of the Fund.

The following information was collected pursuant to Rule 10f-3 procedures adopted by the Fund's Trustees:

o The Fund's advisor, Columbia Management Advisors, LLC. (Advisor) o believed that the gross underwriting spread associated with the purchase of the Securities was reasonable and fair compared to the spreads in connection with similar underwritings of similar securities being sold during a comparable period of time;

o The Securities were offered pursuant to an underwriting or similar agreement under which the underwriters were committed to purchase all of the Securities being offered;

o The issuer of the Securities has been in continuous operation for at least three years;

o The amount of Securities purchased did not exceed 25% of the amount of the offering;

o The Securities were to be purchased at not more than the public offering price no later than the first day of the offering.


Along with Banc of America Securities, the following is a list of members of the underwriting syndicate for the aforementioned Securities:
Bear Stearns & Co., Inc.; Citigroup Global Markets, Inc.; Goldman, Sachs & Co.; Morgan Stanley; RBC Capital Markets; Siebert Brandford Shank & Co., LLC;
UBS Investment Bank; Wachovia Bank, National Association; A.G. Edwards & Sons, Inc.; Apex Pryor Securities; Banc of America Securities LLC; BB&T Capital Markets/Bergen Capital; Cabrera Capital Markets, Inc.; First Albany Capital, Inc.; Gates Capital Corporation; George K. Baum & Company; Howard Gary & Company; JPMorgan Securities; Jackson Securities, LLC; Janney Montgomery Scott LLC; JB Hanauer & Company; LaSalle Financial Services, Inc.; Lehman Brothers; Loop Capital Markets, LLC; M.R. Beal Company; Merrill Lynch; Morgan Keegan & Company, Inc.; Piper Jaffray & Co.; PNC Capital Markets, Inc.;
Popular Securities, Inc.; Powell Capital Markets, Inc.; Prager, Sealy & Co., LLC; Raymond James & Associates, Inc.; Roosevelt & Cross Incorporated; Ryan
Beck & Co.; Samuel A. Ramirez & Co., Inc.; Sovereign Securities Corporation, LLC; Sterne, Agee & Leach, Inc.; Sturdivant & Co.; Toussaint Capital Partners, LLC













Columbia MD Intermediate Municipal Bond Fund

On May 23, 2006 Columbia MD Intermediate Municipal Bond Fund (Fund) purchased 50,000 par value of notes of NJ Transportation Trust Fund Authority 5.25% 12/15/22 (Securities) for a Total purchase price of $55,439 from RBC Capital Markets pursuant to a public offering in which Banc of America Securities acted as a participating underwriter. Banc of America Securities may be considered to be an affiliate of the Fund.

The following information was collected pursuant to Rule 10f-3 procedures adopted by the Fund's Trustees:

o The Fund's advisor, Columbia Management Advisors, LLC. (Advisor) o believed that the gross underwriting spread associated with the purchase of the Securities was reasonable and fair compared to the spreads in connection with similar underwritings of similar securities being sold during a comparable period of time;

o The Securities were offered pursuant to an underwriting or similar agreement under which the underwriters were committed to purchase all of the Securities being offered;

o The issuer of the Securities has been in continuous operation for at least three years;

o The amount of Securities purchased did not exceed 25% of the amount of the offering;

o The Securities were to be purchased at not more than the public offering price no later than the first day of the offering.


Along with Banc of America Securities, the following is a list of members of the underwriting syndicate for the aforementioned Securities:
Bear Stearns & Co., Inc.; Citigroup Global Markets, Inc.; Goldman, Sachs & Co.; Morgan Stanley; RBC Capital Markets; Siebert Brandford Shank & Co., LLC;
UBS Investment Bank; Wachovia Bank, National Association; A.G. Edwards & Sons, Inc.; Apex Pryor Securities; Banc of America Securities LLC; BB&T Capital Markets/Bergen Capital; Cabrera Capital Markets, Inc.; First Albany Capital, Inc.; Gates Capital Corporation; George K. Baum & Company; Howard Gary & Company; JPMorgan Securities; Jackson Securities, LLC; Janney Montgomery Scott LLC; JB Hanauer & Company; LaSalle Financial Services, Inc.; Lehman Brothers; Loop Capital Markets, LLC; M.R. Beal Company; Merrill Lynch; Morgan Keegan & Company, Inc.; Piper Jaffray & Co.; PNC Capital Markets, Inc.;
Popular Securities, Inc.; Powell Capital Markets, Inc.; Prager, Sealy & Co., LLC; Raymond James & Associates, Inc.; Roosevelt & Cross Incorporated; Ryan
Beck & Co.; Samuel A. Ramirez & Co., Inc.; Sovereign Securities Corporation, LLC; Sterne, Agee & Leach, Inc.; Sturdivant & Co.; Toussaint Capital Partners, LLC












Columbia MD Intermediate Municipal Bond Fund

On May 23, 2006 Columbia MD Intermediate Municipal Bond Fund (Fund) purchased 50,000 par value of notes of NJ Transportation Trust Fund Authority 5.25% 12/15/23 (Securities) for a Total purchase price of $55,439 from LaSalle Financial pursuant to a public offering in which Banc of America Securities acted as a participating underwriter. Banc of America Securities may be considered to be an affiliate of the Fund.

The following information was collected pursuant to Rule 10f-3 procedures adopted by the Fund's Trustees:

o The Fund's advisor, Columbia Management Advisors, LLC. (Advisor) o believed that the gross underwriting spread associated with the purchase of the Securities was reasonable and fair compared to the spreads in connection with similar underwritings of similar securities being sold during a comparable period of time;

o The Securities were offered pursuant to an underwriting or similar agreement under which the underwriters were committed to purchase all of the Securities being offered;

o The issuer of the Securities has been in continuous operation for at least three years;

o The amount of Securities purchased did not exceed 25% of the amount of the offering;

o The Securities were to be purchased at not more than the public offering price no later than the first day of the offering.


Along with Banc of America Securities, the following is a list of members of the underwriting syndicate for the aforementioned Securities:
Bear Stearns & Co., Inc.; Citigroup Global Markets, Inc.; Goldman, Sachs & Co.; Morgan Stanley; RBC Capital Markets; Siebert Brandford Shank & Co., LLC;
UBS Investment Bank; Wachovia Bank, National Association; A.G. Edwards & Sons, Inc.; Apex Pryor Securities; Banc of America Securities LLC; BB&T Capital Markets/Bergen Capital; Cabrera Capital Markets, Inc.; First Albany Capital, Inc.; Gates Capital Corporation; George K. Baum & Company; Howard Gary & Company; JPMorgan Securities; Jackson Securities, LLC; Janney Montgomery Scott LLC; JB Hanauer & Company; LaSalle Financial Services, Inc.; Lehman Brothers; Loop Capital Markets, LLC; M.R. Beal Company; Merrill Lynch; Morgan Keegan & Company, Inc.; Piper Jaffray & Co.; PNC Capital Markets, Inc.;
Popular Securities, Inc.; Powell Capital Markets, Inc.; Prager, Sealy & Co., LLC; Raymond James & Associates, Inc.; Roosevelt & Cross Incorporated; Ryan
Beck & Co.; Samuel A. Ramirez & Co., Inc.; Sovereign Securities Corporation, LLC; Sterne, Agee & Leach, Inc.; Sturdivant & Co.; Toussaint Capital Partners, LLC











Columbia MD Intermediate Municipal Bond Fund

On May 18, 2006 Columbia MD Intermediate Municipal Bond Fund (Fund) purchased 520,000 par value of notes of Government Development Bank of PR 5.00 12/1/15 (Securities) for a Total purchase price of $534,264 from Goldman Sachs pursuant to a public offering in which Banc of America Securities acted as a participating underwriter. Banc of America Securities may be considered to be an affiliate of the Fund.

The following information was collected pursuant to Rule 10f-3 procedures adopted by the Fund's Trustees:

o The Fund's advisor, Columbia Management Advisors, LLC. (Advisor) o believed that the gross underwriting spread associated with the purchase of the Securities was reasonable and fair compared to the spreads in connection with similar underwritings of similar securities being sold during a comparable period of time;

o The Securities were offered pursuant to an underwriting or similar agreement under which the underwriters were committed to purchase all of the Securities being offered;

o The issuer of the Securities has been in continuous operation for at least three years;

o The amount of Securities purchased did not exceed 25% of the amount of the offering;

o The Securities were to be purchased at not more than the public offering price no later than the first day of the offering.


Along with Banc of America Securities, the following is a list of members of the underwriting syndicate for the aforementioned Securities: Goldman Sachs & Co.; Banc of America Securities LLC; JP Morgan; Morgan Stanley; Raymond James & Associates, Inc.; Lehman Brothers; Citigroup; Merrill Lynch & Co.; Popular Securities; Samuel A. Ramirez & Co.; Wachovia Bank, National Association










Columbia VA Intermediate Municipal Bond Fund

On May 18, 2006 Columbia VA Intermediate Municipal Bond Fund (Fund) purchased 560,000 par value of notes of Government Development Bank of PR 5.00 12/1/15 (Securities) for a Total purchase price of $576,822 from Goldman Sachs pursuant to a public offering in which Banc of America Securities acted as a participating underwriter. Banc of America Securities may be considered to be an affiliate of the Fund.

The following information was collected pursuant to Rule 10f-3 procedures adopted by the Fund's Trustees:

o The Fund's advisor, Columbia Management Advisors, LLC. (Advisor) o believed that the gross underwriting spread associated with the purchase of the Securities was reasonable and fair compared to the spreads in connection with similar underwritings of similar securities being sold during a comparable period of time;

o The Securities were offered pursuant to an underwriting or similar agreement under which the underwriters were committed to purchase all of the Securities being offered;

o The issuer of the Securities has been in continuous operation for at least three years;

o The amount of Securities purchased did not exceed 25% of the amount of the offering;

o The Securities were to be purchased at not more than the public offering price no later than the first day of the offering.


Along with Banc of America Securities, the following is a list of members of the underwriting syndicate for the aforementioned Securities: Goldman Sachs & Co.; Banc of America Securities LLC; JP Morgan; Morgan Stanley; Raymond James & Associates, Inc.; Lehman Brothers; Citigroup; Merrill Lynch & Co.; Popular Securities; Samuel A. Ramirez & Co.; Wachovia Bank, National Association










Columbia GA Intermediate Municipal Bond Fund

On May 18, 2006 Columbia GA Intermediate Municipal Bond Fund (Fund) purchased 260,000 par value of notes of Government Development Bank of PR 5.00 12/1/15 (Securities) for a Total purchase price of $267,132 from Goldman Sachs pursuant to a public offering in which Banc of America Securities acted as a participating underwriter. Banc of America Securities may be considered to be an affiliate of the Fund.

The following information was collected pursuant to Rule 10f-3 procedures adopted by the Fund's Trustees:

o The Fund's advisor, Columbia Management Advisors, LLC. (Advisor) o believed that the gross underwriting spread associated with the purchase of the Securities was reasonable and fair compared to the spreads in connection with similar underwritings of similar securities being sold during a comparable period of time;

o The Securities were offered pursuant to an underwriting or similar agreement under which the underwriters were committed to purchase all of the Securities being offered;

o The issuer of the Securities has been in continuous operation for at least three years;

o The amount of Securities purchased did not exceed 25% of the amount of the offering;

o The Securities were to be purchased at not more than the public offering price no later than the first day of the offering.


Along with Banc of America Securities, the following is a list of members of the underwriting syndicate for the aforementioned Securities: Goldman Sachs & Co.; Banc of America Securities LLC; JP Morgan; Morgan Stanley; Raymond James & Associates, Inc.; Lehman Brothers; Citigroup; Merrill Lynch & Co.; Popular Securities; Samuel A. Ramirez & Co.; Wachovia Bank, National Association










Columbia NC Intermediate Municipal Bond Fund

On May 18, 2006 Columbia NC Intermediate Municipal Bond Fund (Fund) purchased 260,000 par value of notes of Government Development Bank of PR 5.00 12/1/15 (Securities) for a Total purchase price of $267,132 from Goldman Sachs pursuant to a public offering in which Banc of America Securities acted as a participating underwriter. Banc of America Securities may be considered to be an affiliate of the Fund.

The following information was collected pursuant to Rule 10f-3 procedures adopted by the Fund's Trustees:

o The Fund's advisor, Columbia Management Advisors, LLC. (Advisor) o believed that the gross underwriting spread associated with the purchase of the Securities was reasonable and fair compared to the spreads in connection with similar underwritings of similar securities being sold during a comparable period of time;

o The Securities were offered pursuant to an underwriting or similar agreement under which the underwriters were committed to purchase all of the Securities being offered;

o The issuer of the Securities has been in continuous operation for at least three years;

o The amount of Securities purchased did not exceed 25% of the amount of the offering;

o The Securities were to be purchased at not more than the public offering price no later than the first day of the offering.


Along with Banc of America Securities, the following is a list of members of the underwriting syndicate for the aforementioned Securities: Goldman Sachs & Co.; Banc of America Securities LLC; JP Morgan; Morgan Stanley; Raymond James & Associates, Inc.; Lehman Brothers; Citigroup; Merrill Lynch & Co.; Popular Securities; Samuel A. Ramirez & Co.; Wachovia Bank, National Association










Columbia CA Intermediate Municipal Bond Fund

On May 18, 2006 Columbia CA Intermediate Municipal Bond Fund (Fund) purchased 500,000 par value of notes of Government Development Bank of PR 5.00 12/1/15 (Securities) for a Total purchase price of $513,165 from Goldman Sachs pursuant to a public offering in which Banc of America Securities acted as a participating underwriter. Banc of America Securities may be considered to be an affiliate of the Fund.

The following information was collected pursuant to Rule 10f-3 procedures adopted by the Fund's Trustees:

o The Fund's advisor, Columbia Management Advisors, LLC. (Advisor) o believed that the gross underwriting spread associated with the purchase of the Securities was reasonable and fair compared to the spreads in connection with similar underwritings of similar securities being sold during a comparable period of time;

o The Securities were offered pursuant to an underwriting or similar agreement under which the underwriters were committed to purchase all of the Securities being offered;

o The issuer of the Securities has been in continuous operation for at least three years;

o The amount of Securities purchased did not exceed 25% of the amount of the offering;

o The Securities were to be purchased at not more than the public offering price no later than the first day of the offering.


Along with Banc of America Securities, the following is a list of members of the underwriting syndicate for the aforementioned Securities: Goldman Sachs & Co.; Banc of America Securities LLC; JP Morgan; Morgan Stanley; Raymond James & Associates, Inc.; Lehman Brothers; Citigroup; Merrill Lynch & Co.; Popular Securities; Samuel A. Ramirez & Co.; Wachovia Bank, National Association











Columbia CA Intermediate Municipal Bond Fund

On May 18, 2006 Columbia CA Intermediate Municipal Bond Fund (Fund) purchased 50,000 par value of notes of Government Development Bank of PR 5.00 12/1/15 (Securities) for a Total purchase price of $51,317 from Merrill Lynch pursuant to a public offering in which Banc of America Securities acted as a participating underwriter. Banc of America Securities may be considered to be an affiliate of the Fund.

The following information was collected pursuant to Rule 10f-3 procedures adopted by the Fund's Trustees:

o The Fund's advisor, Columbia Management Advisors, LLC. (Advisor) o believed that the gross underwriting spread associated with the purchase of the Securities was reasonable and fair compared to the spreads in connection with similar underwritings of similar securities being sold during a comparable period of time;

o The Securities were offered pursuant to an underwriting or similar agreement under which the underwriters were committed to purchase all of the Securities being offered;

o The issuer of the Securities has been in continuous operation for at least three years;

o The amount of Securities purchased did not exceed 25% of the amount of the offering;

o The Securities were to be purchased at not more than the public offering price no later than the first day of the offering.


Along with Banc of America Securities, the following is a list of members of the underwriting syndicate for the aforementioned Securities: Goldman Sachs & Co.; Banc of America Securities LLC; JP Morgan; Morgan Stanley; Raymond James & Associates, Inc.; Lehman Brothers; Citigroup; Merrill Lynch & Co.; Popular Securities; Samuel A. Ramirez & Co.; Wachovia Bank, National Association









Columbia CA Intermediate Municipal Bond Fund

On May 18, 2006 Columbia CA Intermediate Municipal Bond Fund (Fund) purchased 50,000 par value of notes of Government Development Bank of PR 5.00 12/1/15 (Securities) for a Total purchase price of $51,317 from Popular Securities pursuant to a public offering in which Banc of America Securities acted as a participating underwriter. Banc of America Securities may be considered to be an affiliate of the Fund.

The following information was collected pursuant to Rule 10f-3 procedures adopted by the Fund's Trustees:

o The Fund's advisor, Columbia Management Advisors, LLC. (Advisor) o believed that the gross underwriting spread associated with the purchase of the Securities was reasonable and fair compared to the spreads in connection with similar underwritings of similar securities being sold during a comparable period of time;

o The Securities were offered pursuant to an underwriting or similar agreement under which the underwriters were committed to purchase all of the Securities being offered;

o The issuer of the Securities has been in continuous operation for at least three years;

o The amount of Securities purchased did not exceed 25% of the amount of the offering;

o The Securities were to be purchased at not more than the public offering price no later than the first day of the offering.


Along with Banc of America Securities, the following is a list of members of the underwriting syndicate for the aforementioned Securities: Goldman Sachs & Co.; Banc of America Securities LLC; JP Morgan; Morgan Stanley; Raymond James & Associates, Inc.; Lehman Brothers; Citigroup; Merrill Lynch & Co.; Popular Securities; Samuel A. Ramirez & Co.; Wachovia Bank, National Association










Columbia CA Intermediate Municipal Bond Fund

On May 18, 2006 Columbia CA Intermediate Municipal Bond Fund (Fund) purchased 300,000 par value of notes of Government Development Bank of PR 5.00 12/1/15 (Securities) for a Total purchase price of $307,899 from Lehman Brothers pursuant to a public offering in which Banc of America Securities acted as a participating underwriter. Banc of America Securities may be considered to be an affiliate of the Fund.

The following information was collected pursuant to Rule 10f-3 procedures adopted by the Fund's Trustees:

o The Fund's advisor, Columbia Management Advisors, LLC. (Advisor) o believed that the gross underwriting spread associated with the purchase of the Securities was reasonable and fair compared to the spreads in connection with similar underwritings of similar securities being sold during a comparable period of time;

o The Securities were offered pursuant to an underwriting or similar agreement under which the underwriters were committed to purchase all of the Securities being offered;

o The issuer of the Securities has been in continuous operation for at least three years;

o The amount of Securities purchased did not exceed 25% of the amount of the offering;

o The Securities were to be purchased at not more than the public offering price no later than the first day of the offering.


Along with Banc of America Securities, the following is a list of members of the underwriting syndicate for the aforementioned Securities: Goldman Sachs & Co.; Banc of America Securities LLC; JP Morgan; Morgan Stanley; Raymond James & Associates, Inc.; Lehman Brothers; Citigroup; Merrill Lynch & Co.; Popular Securities; Samuel A. Ramirez & Co.; Wachovia Bank, National Association



Columbia CA Intermediate Municipal Bond Fund

On May 18, 2006 Columbia CA Intermediate Municipal Bond Fund (Fund) purchased 100,000 par value of notes of Government Development Bank of PR 5.00 12/1/15 (Securities) for a Total purchase price of $102,633 from Merrill Lynch pursuant to a public offering in which Banc of America Securities acted as a participating underwriter. Banc of America Securities may be considered to be an affiliate of the Fund.

The following information was collected pursuant to Rule 10f-3 procedures adopted by the Fund's Trustees:

o The Fund's advisor, Columbia Management Advisors, LLC. (Advisor) o believed that the gross underwriting spread associated with the purchase of the Securities was reasonable and fair compared to the spreads in connection with similar underwritings of similar securities being sold during a comparable period of time;

o The Securities were offered pursuant to an underwriting or similar agreement under which the underwriters were committed to purchase all of the Securities being offered;

o The issuer of the Securities has been in continuous operation for at least three years;

o The amount of Securities purchased did not exceed 25% of the amount of the offering;

o The Securities were to be purchased at not more than the public offering price no later than the first day of the offering.


Along with Banc of America Securities, the following is a list of members of the underwriting syndicate for the aforementioned Securities: Goldman Sachs & Co.; Banc of America Securities LLC; JP Morgan; Morgan Stanley; Raymond James & Associates, Inc.; Lehman Brothers; Citigroup; Merrill Lynch & Co.; Popular Securities; Samuel A. Ramirez & Co.; Wachovia Bank, National Association

Columbia Total Return Bond Fund
On June 28, 2006, Columbia Total REturn Bond Fund (Fund) purchased
175,000 par value of notes of Windstream Corp 8.625% 08/01/16 (Securities) for a total purchase price of $170,707 from Merrill Lynch pursuant to a public offering in which Banc of America Securities acted as a participating underwriter. Banc of America Securities may be considered to be an affiliate of the Fund.

The following information was collected pursuant to Rule 10f-3 procedures adopted by the Fund's Trustees:

o The Fund's advisor, Columbia Management Advisors, Inc. (Advisor) o believed that the gross underwriting spread associated with the purchase of the Securities was reasonable and fair compared to the spreads in connection with similar underwritings of similar securities being sold during a comparable period of time;

o The Securities were offered pursuant to an underwriting or similar agreement under which the underwriters were committed to purchase all of the Securities being offered;

o The issuer of the Securities has been in continuous operation for at least three years;

o The amount of Securities purchased did not exceed 25% of the amount of the offering;

o The Securities were to be purchased at not more than the public offering price no later than the first day of the offering.

Along with Banc of America Securities, the following is a list of members of the underwriting syndicate for the aforementioned Securities: JP Morgan Securities; Merrill Lynch & Co.; Banc of America Securities, LLC; Barclays Capital; Citigroup; Wachovia Securities Inc.


On April 19, 2006, Columbia total Return Bond FUnd (Fund) purchased 145,000 par value of bonds of Chemtura Corp (Securities) for a total purchase price of $144,205 from Credit Suisse pursuant to a public offering in which Banc of America Securities acted as a participating underwriter. Banc of America Securities may be considered to be an affiliate of the Fund.

The following information was collected pursuant to Rule 10f-3 procedures adopted by the Fund's Trustees:

o The Fund's advisor, Columbia Management Advisors, Inc. (Advisor) o believed that the gross underwriting spread associated with the purchase of the Securities was reasonable and fair compared to the spreads in connection with similar underwritings of similar securities being sold during a comparable period of time;

o The Securities were offered pursuant to an underwriting or similar agreement under which the underwriters were committed to purchase all of the Securities being offered;

o The issuer of the Securities has been in continuous operation for at least three years;

o The amount of Securities purchased did not exceed 25% of the amount of the offering;

o The Securities were to be purchased at not more than the public offering price no later than the first day of the offering.

Along with Banc of America Securities, the following is a list of members of the underwriting syndicate for the aforementioned Securities: Credit Suisse; Citigroup; ABN Amro; Banc of America Securities LLC; Greenwich Capital Markets Inc.; Morgan Stanley; Wachovia.




Columbia Total Return Bond Fund

On April 11, 2006 Columbia Total Return Bond Fund (Fund) purchased 155,000 par value of bonds of Avis Budget Car 7.625% 5/11/14 (Securities) for a Total purchase price of $155,000 from JP Morgan pursuant to a public offering in which Banc of America Securities acted as a participating underwriter. Banc of America Securities may be considered to be an affiliate of the Fund.

The following information was collected pursuant to Rule 10f-3 procedures adopted by the Fund's Trustees:

o The Fund's advisor, Columbia Management Advisors, LLC. (Advisor) o believed that the gross underwriting spread associated with the purchase of the Securities was reasonable and fair compared to the spreads in connection with similar underwritings of similar securities being sold during a comparable period of time;

o The Securities were offered pursuant to an underwriting or similar agreement under which the underwriters were committed to purchase all of the Securities being offered;

o The issuer of the Securities has been in continuous operation for at least three years;

o The amount of Securities purchased did not exceed 25% of the amount of the offering;

o The Securities were to be purchased at not more than the public offering price no later than the first day of the offering.


Along with Banc of America Securities, the following is a list of members of the underwriting syndicate for the aforementioned Securities: Citigroup; Deutsche Bank Securities, Inc.; JP Morgan Securities; Wachovia Securities, Inc.;
Barclays Capital; Calyon Securities USA Inc.; Credit Suisse; Daiwa Securities America, Inc.; Goldman Sachs & Co.; Mitsubishi UFJ Securities Internat; RBS Greenwich Capital; Scotia Capital Inc.; Williams Capital Group, LP.



Columbia Total Return Bond Fund

On April 11, 2006 Columbia Total Return Bond Fund (Fund) purchased 50,000 par value of bonds of Avis Budget Car 7.75% 5/15/16 (Securities) for a Total purchase price of $50,000 from JP Morgan pursuant to a public offering in which Banc of America Securities acted as a participating underwriter. Banc of America Securities may be considered to be an affiliate of the Fund.

The following information was collected pursuant to Rule 10f-3 procedures adopted by the Fund's Trustees:

o The Fund's advisor, Columbia Management Advisors, LLC. (Advisor) o believed that the gross underwriting spread associated with the purchase of the Securities was reasonable and fair compared to the spreads in connection with similar underwritings of similar securities being sold during a comparable period of time;

o The Securities were offered pursuant to an underwriting or similar agreement under which the underwriters were committed to purchase all of the Securities being offered;

o The issuer of the Securities has been in continuous operation for at least three years;

o The amount of Securities purchased did not exceed 25% of the amount of the offering;

o The Securities were to be purchased at not more than the public offering price no later than the first day of the offering.

Along with Banc of America Securities, the following is a list of members of the Underwriting syndicate for the aforementioned Securities: Citigroup; Deutsche Bank Securities, Inc.; JP Morgan Securities; Wachovia Securities, Inc.;
Barclays Capital; Canyon Securities USA Inc.; Credit Suisse; Daiwa Securities America, Inc.; Goldman Sachs & Co.; Mitsubishi UFJ Securities Internet; RBS Greenwich Capital; Scotia Capital Inc.; Williams Capital Group, LP.


On April 11, 2006 Columbia Total Return Bond Fund (Fund) purchased 35,000 par value of bonds of Avis Budget Car Floating Rate Note 5/15/14 (Securities) for a Total purchase price of $35,000 from JP Morgan pursuant to a public offering in which Banc of America Securities acted as a participating underwriter. Banc of America Securities may be considered to be an affiliate of the Fund.

The following information was collected pursuant to Rule 10f-3 procedures adopted by the Fund's Trustees:

o The Fund's advisor, Columbia Management Advisors, LLC. (Advisor) o believed that the gross underwriting spread associated with the purchase of the Securities was reasonable and fair compared to the spreads in connection with similar underwritings of similar securities being sold during a comparable period of time;

o The Securities were offered pursuant to an underwriting or similar agreement under which the underwriters were committed to purchase all of the Securities being offered;

o The issuer of the Securities has been in continuous operation for at least three years;

o The amount of Securities purchased did not exceed 25% of the amount of the offering;

o The Securities were to be purchased at not more than the public offering price no later than the first day of the offering.

Along with Banc of America Securities, the following is a list of members of the underwriting syndicate for the aforementioned Securities: Citigroup; Deutsche Bank Securities, Inc.; JP Morgan Securities; Wachovia Securities, Inc.; Barclays Capital; Calyon Securities USA Inc.; Credit Suisse; Daiwa Securities America, Inc.; Goldman Sachs & Co.; Mitsubishi UFJ Securities Internat; RBS Greenwich Capital; Scotia Capital Inc.; Williams Capital Group, LP.




On May 12, 2006 Columbia Total REturn Bond Fund (Fund) purchased 1,265,000 par value of bonds of Embarq Corp 7.995% 6/1/16 (Securities) for a Total purchase price of $1,264,911 from Bear Stearns pursuant to a public offering in which Banc of America Securities acted as a participating underwriter. Banc of America Securities may be considered to be an affiliate of the Fund.

The following information was collected pursuant to Rule 10f-3 procedures adopted by the Fund's Trustees:

o The Fund's advisor, Columbia Management Advisors, LLC. (Advisor) o believed that the gross underwriting spread associated with the purchase of the Securities was reasonable and fair compared to the spreads in connection with similar underwritings of similar securities being sold during a comparable period of time;

o The Securities were offered pursuant to an underwriting or similar agreement under which the underwriters were committed to purchase all of the Securities being offered;

o The issuer of the Securities has been in continuous operation for at least three years;

o The amount of Securities purchased did not exceed 25% of the amount of the offering;

o The Securities were to be purchased at not more than the public offering price no later than the first day of the offering.


Along with Banc of America Securities, the following is a list of members of the underwriting syndicate for the aforementioned Securities: Bear, Stearns & Co. Inc.; Goldman, Sachs & Co.; Lehman Brothers; Citi Group; Barclays Capital; Mitsubishi UFJ Securities; JP Morgan; RBS Greenwich Capital; Wachovia Securities


On May 12, 2006 Columbia Total Return Bond Fund (Fund) purchased 105,000 par value of bonds of Embarq Corp 7.082% 6/1/16 (Securities) for a Total purchase price of $105,000 from Goldman Sachs pursuant to a public offering in which Banc of America Securities acted as a participating underwriter. Banc of America Securities may be considered to be an affiliate of the Fund.

The following information was collected pursuant to Rule 10f-3 procedures adopted by the Fund's Trustees:

o The Fund's advisor, Columbia Management Advisors, LLC. (Advisor) o believed that the gross underwriting spread associated with the purchase of the Securities was reasonable and fair compared to the spreads in connection with similar underwritings of similar securities being sold during a comparable period of time;

o The Securities were offered pursuant to an underwriting or similar agreement under which the underwriters were committed to purchase all of the Securities being offered;

o The issuer of the Securities has been in continuous operation for at least three years;

o The amount of Securities purchased did not exceed 25% of the amount of the offering;

o The Securities were to be purchased at not more than the public offering price no later than the first day of the offering.


Along with Banc of America Securities, the following is a list of members of the underwriting syndicate for the aforementioned Securities: Bear, Stearns & Co. Inc.; Goldman, Sachs & Co.; Lehman Brothers; Citi Group; Barclays Capital; Mitsubishi UFJ Securities; JP Morgan; RBS Greenwich Capital; Wachovia Securities




On May 4, 2006 Columbia Total Return Bond (Fund) purchased 590,000 par value of bonds of Allied Waste North America 7.125% 05/15/16 (Securities) for a Total purchase price of $584,205 from Citigroup pursuant to a public offering in which Banc of America Securities acted as a participating underwriter. Banc of America Securities may be considered to be an affiliate of the Fund.

The following information was collected pursuant to Rule 10f-3 procedures adopted by the Fund's Trustees:

o The Fund's advisor, Columbia Management Advisors, LLC. (Advisor) o believed that the gross underwriting spread associated with the purchase of the Securities was reasonable and fair compared to the spreads in connection with similar underwritings of similar securities being sold during a comparable period of time;

o The Securities were offered pursuant to an underwriting or similar agreement under which the underwriters were committed to purchase all of the Securities being offered;

o The issuer of the Securities has been in continuous operation for at least three years;

o The amount of Securities purchased did not exceed 25% of the amount of the offering;

o The Securities were to be purchased at not more than the public offering price no later than the first day of the offering.

Along with Banc of America Securities, the following is a list of members of the underwriting syndicate for the aforementioned Securities: Citi Group; JP
Morgan; UBS; BNP Paribas; Calyon Securities USA Inc.; Credit Suisse; Deutsche Bank Securities Inc.; Scotia Capital Inc.; Wachovia Securities Inc.

On April 6, 2006 Columbia Total Return Bond Fund(Fund) purchased 90,000 par value of bonds of Autonation Inc Float Rate Note 04/15/13 (Securities) for a Total purchase price of $90,000 from JP Morgan pursuant to a public offering in which Banc of America Securities acted as a participating underwriter. Banc of America Securities may be considered to be an affiliate of the Fund.

The following information was collected pursuant to Rule 10f-3 procedures adopted by the Fund's Trustees:

o The Fund's advisor, Columbia Management Advisors, LLC. (Advisor) o believed that the gross underwriting spread associated with the purchase of the Securities was reasonable and fair compared to the spreads in connection with similar underwritings of similar securities being sold during a comparable period of time;

o The Securities were offered pursuant to an underwriting or similar agreement under which the underwriters were committed to purchase all of the Securities being offered;

o The issuer of the Securities has been in continuous operation for at least three years;

o The amount of Securities purchased did not exceed 25% of the amount of the offering;

o The Securities were to be purchased at not more than the public offering price no later than the first day of the offering.


Along with Banc of America Securities, the following is a list of members of the underwriting syndicate for the aforementioned Securities:JP Morgan Securities; Wachovia Securities Inc.; BNP Paribas; Comerica Securities; Daiwa Securities America Inc.; Wells Fargo Securities



On April 6, 2006 Columbia Total Return Bond Fund (Fund) purchased 145,000 par value of bonds of Autonation Inc 7.00% 04/15/14 (Securities) for a Total purchase price of $145,000 from JP Morgan pursuant to a public offering in which Banc of America Securities acted as a participating underwriter. Banc of America Securities may be considered to be an affiliate of the Fund.

The following information was collected pursuant to Rule 10f-3 procedures adopted by the Fund's Trustees:

o The Fund's advisor, Columbia Management Advisors, LLC. (Advisor) o believed that the gross underwriting spread associated with the purchase of the Securities was reasonable and fair compared to the spreads in connection with similar underwritings of similar securities being sold during a comparable period of time;

o The Securities were offered pursuant to an underwriting or similar agreement under which the underwriters were committed to purchase all of the Securities being offered;

o The issuer of the Securities has been in continuous operation for at least three years;

o The amount of Securities purchased did not exceed 25% of the amount of the offering;

o The Securities were to be purchased at not more than the public offering price no later than the first day of the offering.


Along with Banc of America Securities, the following is a list of members of the underwriting syndicate for the aforementioned Securities:JP Morgan Securities; Wachovia Securities Inc.; BNP Paribas; Comerica Securities; Daiwa Securities America Inc.; Wells Fargo Securities




On April 5, 2006 Columbia Total REturn Bond Fund (Fund) purchased 545,000 par value of bonds of Viacom Inc 6.875% 4/30/36 (Securities) for a Total purchase price of $539,566 from CitiGroup pursuant to a public offering in which Banc of America Securities acted as a participating underwriter. Banc of America Securities may be considered to be an affiliate of the Fund.

The following information was collected pursuant to Rule 10f-3 procedures adopted by the Fund's Trustees:

o The Fund's advisor, Columbia Management Advisors, LLC. (Advisor) o believed that the gross underwriting spread associated with the purchase of the Securities was reasonable and fair compared to the spreads in connection with similar underwritings of similar securities being sold during a comparable period of time;

o The Securities were offered pursuant to an underwriting or similar agreement under which the underwriters were committed to purchase all of the Securities being offered;

o The issuer of the Securities has been in continuous operation for at least three years;

o The amount of Securities purchased did not exceed 25% of the amount of the offering;

o The Securities were to be purchased at not more than the public offering price no later than the first day of the offering.


Along with Banc of America Securities, the following is a list of members of the underwriting syndicate for the aforementioned Securities: Citigroup; JP Morgan; ABN Amro; Daiwa Bank Ltd; Deutsche Bank Securities, Inc.; Dresdner Bank (US); Mizuho International PLC; RBS Securities Corp; Societe Generale;Tokyo-Mitsubishi Securities Co Ltd; Wachovia Securities Inc.


On April 5, 2006 Columbia Total Return Bond Fund (Fund) purchased 410,000 par value of bonds of Viacom Inc 5.75% 4/30/11 (Securities) for a Total purchase price of 407,524 from JP Morgan pursuant to a public offering in which Banc of America Securities acted as a participating underwriter. Banc of America Securities may be considered to be an affiliate of the Fund.

The following information was collected pursuant to Rule 10f-3 procedures adopted by the Fund's Trustees:

o The Fund's advisor, Columbia Management Advisors, LLC. (Advisor) o believed that the gross underwriting spread associated with the purchase of the Securities was reasonable and fair compared to the spreads in connection with similar underwritings of similar securities being sold during a comparable period of time;

o The Securities were offered pursuant to an underwriting or similar agreement under which the underwriters were committed to purchase all of the Securities being offered;

o The issuer of the Securities has been in continuous operation for at least three years;

o The amount of Securities purchased did not exceed 25% of the amount of the offering;

o The Securities were to be purchased at not more than the public offering price no later than the first day of the offering.


Along with Banc of America Securities, the following is a list of members of the underwriting syndicate for the aforementioned Securities: Citigroup; JP Morgan; ABN Amro; Daiwa Securities America Inc.; Deutsche Bank Securities, Inc.; Dresdner Kleinwort Wasserstein; Mizuho International PLC; RBS Securities Corp; Societe Generale; Tokyo-Mitsubishi Securities Co Ltd; Wachovia Securities Inc.


On April 11, 2006 Columbia Total Return Bond Fund (Fund) purchased 2,305,000 par value of bonds of Residential Capital 6.50% 4/17/13 (Securities) for a total purchase price of $2,298,362 from Citi Group pursuant to a public offering in which Banc of America Securities acted as a participating underwriter. Banc of America Securities may be considered to be an affiliate of the Fund.

The following information was collected pursuant to Rule 10f-3 procedures adopted by the Fund's Trustees:

o The Fund's advisor, Columbia Management Advisors, LLC. (Advisor) o believed that the gross underwriting spread associated with the purchase of the Securities was reasonable and fair compared to the spreads in connection with similar underwritings of similar securities being sold during a comparable period of time;

o The Securities were offered pursuant to an underwriting or similar agreement under which the underwriters were committed to purchase all of the Securities being offered;

o The issuer of the Securities has been in continuous operation for at least three years;

o The amount of Securities purchased did not exceed 25% of the amount of the offering;

o The Securities were to be purchased at not more than the public offering price no later than the first day of the offering.


Along with Banc of America Securities, the following is a list of members of the underwriting syndicate for the aforementioned Securities: Barclays Capital;
Bear Stearns & co., Inc.; Citigroup; HSBC Securities; Credit Suisse Securities USA LLC; Greenwich Capital Markets, Inc.; JP Morgan Securities; SG Americas Securities LLC.


On May 2, 2006 Columbia Total Return Bond Fund (Fund) purchased 5,050,000 par value of bonds of Centex Corp 6.50% 5/1/16 (Securities) for a Total purchase price of $5,033,234 from Citi Group pursuant to a public offering in which Banc of America Securities acted as a participating underwriter. Banc of America Securities may be considered to be an affiliate of the Fund.

The following information was collected pursuant to Rule 10f-3 procedures adopted by the Fund's Trustees:

o The Fund's advisor, Columbia Management Advisors, LLC. (Advisor) o believed that the gross underwriting spread associated with the purchase of the Securities was reasonable and fair compared to the spreads in connection with similar underwritings of similar securities being sold during a comparable period of time;

o The Securities were offered pursuant to an underwriting or similar agreement under which the underwriters were committed to purchase all of the Securities being offered;

o The issuer of the Securities has been in continuous operation for at least three years;

o The amount of Securities purchased did not exceed 25% of the amount of the offering;

o The Securities were to be purchased at not more than the public offering price no later than the first day of the offering.


Along with Banc of America Securities, the following is a list of members of the underwriting syndicate for the aforementioned Securities: Citigroup; JP Morgan; Barclays Capital; BNP Paribas; Calyon Securities USA; Greenwich Capital Financial Product; SunTrust Robinson Humphrey.



On June 6, 2006 Columbia Total Return Bond Fund (Fund) purchased 2,920,000 par value of bonds of Aetna Inc. 6.625% 6/15/36 (Securities) for a Total purchase price of $2,914,277 from Citi Group pursuant to a public offering in which Banc of America Securities acted as a participating underwriter. Banc of America Securities may be considered to be an affiliate of the Fund.

The following information was collected pursuant to Rule 10f-3 procedures adopted by the Fund's Trustees:

o The Fund's advisor, Columbia Management Advisors, LLC. (Advisor) o believed that the gross underwriting spread associated with the purchase of the Securities was reasonable and fair compared to the spreads in connection with similar underwritings of similar securities being sold during a comparable period of time;

o The Securities were offered pursuant to an underwriting or similar agreement under which the underwriters were committed to purchase all of the Securities being offered;

o The issuer of the Securities has been in continuous operation for at least three years;

o The amount of Securities purchased did not exceed 25% of the amount of the offering;

o The Securities were to be purchased at not more than the public offering price no later than the first day of the offering.


Along with Banc of America Securities, the following is a list of members of the underwriting syndicate for the aforementioned Securities: Citigroup; Deutsche Bank Securities Inc.; Goldman Sachs & Co.; JP Morgan; Wachovia Securities, Inc.; Barclays Capital; BNY Capital Markets; Credit Suisse; Fifth Third Securities, Inc.; LaSalle Bank NA; Lazard Capital Markets LLC; Morgan Stanley & Co., Inc.; Natcity Investments; Piper Jaffray & Co.; PNC Capital Markets; UBS Securities LLC.


On June 27, 2006 Columbia Total Return Bond Fund (Fund) purchased 2,720,000 par value of bonds of SabMiller PLC 6.2% 07/01/11 (Securities) for a total purchase price of $2,718,069 from Barclays Capital pursuant to a public offering in which Banc of America Securities acted as a participating underwriter. Banc of America Securities may be considered to be an affiliate of the Fund.

The following information was collected pursuant to Rule 10f-3 procedures adopted by the Fund's Trustees:

o The Fund's advisor, Columbia Management Advisors, LLC. (Advisor) o believed that the gross underwriting spread associated with the purchase of the Securities was reasonable and fair compared to the spreads in connection with similar underwritings of similar securities being sold during a comparable period of time;

o The Securities were offered pursuant to an underwriting or similar agreement under which the underwriters were committed to purchase all of the Securities being offered;

o The issuer of the Securities has been in continuous operation for at least three years;

o The amount of Securities purchased did not exceed 25% of the amount of the offering;

o The Securities were to be purchased at not more than the public offering price no later than the first day of the offering.


Along with Banc of America Securities, the following is a list of members of the underwriting syndicate for the aforementioned Securities:Barclays Capital;
JP Morgan Securities; Morgan Stanley.





Columbia Total Return Bond Fund

On May 1, 2006 Columbia Total Return Bond Fund (Fund) purchased 340,000 par value of bonds of CMP Susquehanna 9.875% 05/14 (Securities) for a Total purchase price of $340,000 from Merrill Lynch pursuant to a public offering in which Banc of America Securities acted as a participating underwriter. Banc of America Securities may be considered to be an affiliate of the Fund.

The following information was collected pursuant to Rule 10f-3 procedures adopted by the Fund's Trustees:

o The Fund's advisor, Columbia Management Advisors, LLC. (Advisor) o believed that the gross underwriting spread associated with the purchase of the Securities was reasonable and fair compared to the spreads in connection with similar underwritings of similar securities being sold during a comparable period of time;

o The Securities were offered pursuant to an underwriting or similar agreement under which the underwriters were committed to purchase all of the Securities being offered;

o The issuer of the Securities has been in continuous operation for at least three years;

o The amount of Securities purchased did not exceed 25% of the amount of the offering;

o The Securities were to be purchased at not more than the public offering price no later than the first day of the offering.


Along with Banc of America Securities, the following is a list of members of the underwriting syndicate for the aforementioned Securities: Duetsche Bank (US); Golman, Sachs & Co.; Merrill Lynch & Co.; UBS Securties, LLC




Columbia Total Return Bond Fund

On April 25, 2006 Columbia Total Return Bond Fund (Fund) purchased 105,000 par value of bonds of NPC International Pizza 9.5% 05/14 (Securities) for a Total purchase price of $105,000 from Merrill Lynch pursuant to a public offering in which Banc of America Securities acted as a participating underwriter. Banc of America Securities may be considered to be an affiliate of the Fund.

The following information was collected pursuant to Rule 10f-3 procedures adopted by the Fund's Trustees:

o The Fund's advisor, Columbia Management Advisors, LLC. (Advisor) o believed that the gross underwriting spread associated with the purchase of the Securities was reasonable and fair compared to the spreads in connection with similar underwritings of similar securities being sold during a comparable period of time;

o The Securities were offered pursuant to an underwriting or similar agreement under which the underwriters were committed to purchase all of the Securities being offered;

o The issuer of the Securities has been in continuous operation for at least three years;

o The amount of Securities purchased did not exceed 25% of the amount of the offering;

o The Securities were to be purchased at not more than the public offering price no later than the first day of the offering.


Along with Banc of America Securities, the following is a list of members of the underwriting syndicate for the aforementioned Securities: JP Morgan;
Merrill Lynch & Co.


Columbia Total Return Bond Fund

On April 6, 2006 Columbia Total Return Bond Fund (Fund) purchased 135,000 par value of bonds of Hughes Network Systems 9.5% 04/15/14 (Securities) for a Total purchase price of $135,000 from Bear Stearns pursuant to a public offering in which Banc of America Securities acted as a participating underwriter. Banc of America Securities may be considered to be an affiliate of the Fund.

The following information was collected pursuant to Rule 10f-3 procedures adopted by the Fund's Trustees:

o The Fund's advisor, Columbia Management Advisors, LLC. (Advisor) o believed that the gross underwriting spread associated with the purchase of the Securities was reasonable and fair compared to the spreads in connection with similar underwritings of similar securities being sold during a comparable period of time;

o The Securities were offered pursuant to an underwriting or similar agreement under which the underwriters were committed to purchase all of the Securities being offered;

o The issuer of the Securities has been in continuous operation for at least three years;

o The amount of Securities purchased did not exceed 25% of the amount of the offering;

o The Securities were to be purchased at not more than the public offering price no later than the first day of the offering.


Along with Banc of America Securities, the following is a list of members of the underwriting syndicate for the aforementioned Securities: Bear Stearns & Co., Inc.; Morgan Stanley


On April 21, 2006 Columbia Total Return Bond Fund (Fund) purchased 105,000 par value of bonds of Sensata Technologies BV 8.0% 5/1/14 (Securities) for a total purchase price of $105,000 from Morgan Stanley pursuant to a public offering in which Banc of America Securities acted as a participating underwriter. Banc of America Securities may be considered to be an affiliate of the Fund.

The following information was collected pursuant to Rule 10f-3 procedures adopted by the Fund's Trustees:

o The Fund's advisor, Columbia Management Advisors, LLC (Advisor) o believed that the gross underwriting spread associated with the purchase of the Securities was reasonable and fair compared to the spreads in connection with similar underwritings of similar securities being sold during a comparable period of time;

o The Securities were offered pursuant to an underwriting or similar agreement under which the underwriters were committed to purchase all of the Securities being offered;

o The issuer of the Securities has been in continuous operation for at least three years;

o The amount of Securities purchased did not exceed 25% of the amount of the offering;

o The Securities were to be purchased at not more than the public offering price no later than the first day of the offering.

Along with Banc of America Securities, the following is a list of members of the underwriting syndicate for the aforementioned Securities: Goldman Sachs & Co.; Morgan Stanley.